Dreyfus Premier State
      Municipal Bond Fund,
      Connecticut Series

      SEMIANNUAL REPORT October 31, 2002






The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value





                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover




                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                             Connecticut Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series, perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 4.03% for Class A shares, 3.76% for Class B shares and 3.64% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's
benchmark,   achieved   a  total  return  of  4.73%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Connecticut Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.08%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and market's positive performance to low interest rates and surging demand for municipal bonds. While the fund's returns benefited from our focus on high-quality, liquid securities, the fund still lagged its benchmark and Lipper category average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the municipal bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changing interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash
available   for   the   purchase  of  potentially  higher-yielding  securities.
Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Despite the start of an economic recovery in early 2002, the reporting period was characterized by economic uncertainty. Consumer spending remained strong, but corporate capital spending failed to rebound from low levels established during the 2001 recession. Weak economic conditions were aggravated by other market forces, including a number of high-profile corporate scandals and heightened international tensions related to possible military action against Iraq. In this challenging environment, the Federal Reserve Board (the "Fed") maintained its accommodative monetary policy, seeking to ignite renewed economic growth by keeping short-term interest rates at 40-year lows.

However, the Fed's accommodative stance has so far failed to stimulate renewed capital spending, and corporate earnings have remained under pressure. As a result, risk-averse investors generally have continued to favor relatively stable assets, such as municipal bonds in comparison to equities. This surge in investor demand has put additional downward pressure on yields. When bond yields fall, their prices tend to rise, contributing positively to total returns.

Like many other states, Connecticut lost jobs during the 2001 recession and has collected less income, sales and capital gains tax revenues than it originally anticipated. As a result, Connecticut issuers have issued a larger volume of bonds than during the same period one year earlier. Although greater issuance tends to cause bond yields to rise, robust investor demand absorbed the increased supply, and bond yields have remained low.

In this challenging market climate, we attempted to minimize price volatility and generate competitive levels of tax-exempt income. We focused primarily on high-quality securities in the 20-year range, which provided most of the yield and less risk than comparable 30-year bonds. Because of Connecticut' s fiscal difficulties, we have largely avoided the state's general obligation debt, preferring securities from local issuers with solid credit ratings. We have also generally maintained the fund's average duration at points that were slightly longer than its Lipper category average, helping to maintain higher yields for as long as practical.

What is the fund's current strategy?

As is the case with many other states, Connecticut has struggled to balance its budget amid tax-revenue shortfalls. Accordingly, we have continued to emphasize bonds from local issuers that derive most of their revenues from property taxes instead of income taxes. In addition, whenever possible, we have attempted to reduce the fund' s holdings of lower-rated securities in favor of highly-rated bonds that we believe are likely to retain their value if the economy remains weak. In fact, as of the reporting period's end, the average credit rating of the fund' s holdings was in the double-A range. In our view, these strategies represent a prudent course in a challenging investment climate.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund




STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



STATEMENT OF INVESTMENTS

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.9%                                                          Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--65.2%

Connecticut:

   5.25%, 3/1/2012 (Prerefunded 3/1/2007)                                                     3,000,000 (a)           3,346,860

   5.375%, 11/15/2020                                                                         5,000,000               5,352,250

   7.998%, 3/15/2012                                                                          5,000,000 (b,c)         6,083,550

   5%, 3/15/2012 (Prerefunded 3/15/2008)                                                         70,000 (a)              77,584

   5.125%, 3/15/2013 (Prerefunded 3/15/2008)                                                     25,000 (a)              27,876

   5.25%, 3/1/2016 (Prerefunded 3/1/2007)                                                     2,700,000 (a)           3,010,986

   Airport Revenue (Bradley International Airport):

      5.25%, 10/1/2013 (Insured; FGIC)                                                           30,000                  32,199

      8.735%, 10/1/2013                                                                       2,750,000 (b,c)         3,153,095

      5.25%, 10/1/2016 (Insured; FGIC)                                                           20,000                  20,898

      8.735%, 10/1/2016                                                                       2,225,000 (b,c)         2,424,827

   (Clean Water Fund) Revenue:

      5.25%, 7/15/2012                                                                           15,000                  16,632

      8.478%, 7/15/2012                                                                       4,850,000 (b,c)         5,905,457

      5.125%, 9/1/2014                                                                        3,050,000               3,279,330

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.50%, Series A, 11/1/2007 (Insured; FSA)                                            4,580,000               5,171,003

         5.50%, Series B, 11/1/2007 (Insured; FSA)                                            5,000,000               5,645,200

         7.125%, 6/1/2010                                                                     3,400,000               4,171,324

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000 (a)           8,754,235

         5.375%, 7/1/2020 (Insured; FSA)                                                      2,000,000               2,136,640

Connecticut Development Authority, Revenue:

  First Mortgage Gross:

      (Health Care Project, Church Homes Inc.)
         5.80%, 4/1/2021                                                                      3,000,000               2,759,010

      (Health Care Project, Elim Park Baptist Home)
         5.375%, 12/1/2018                                                                    2,300,000               2,218,787

   PCR (Connecticut Light and Power):

      5.85%, 9/1/2028                                                                        10,150,000              10,618,930

      5.95%, 9/1/2028                                                                         1,945,000               2,014,125

   Water Facilities (Bridgeport Hydraulic)

   6.15%, 4/1/2035 (Insured; AMBAC)                                                           2,750,000               3,075,710

Connecticut Health and Educational
   Facilities Authority, Revenue:

      (Danbury Hospital)
         5.75%, 7/1/2029 (Insured; AMBAC)                                                     3,000,000               3,208,290

      (Greenwich Academy)
         5.75%, 3/1/2026 (Insured; FSA)                                                       3,130,000               3,339,209

      (Hartford University) 5.625%, 7/1/2026                                                  4,200,000               4,493,412

      (Hospital for Special Care) 5.375%, 7/1/2017                                            3,680,000               3,650,229





                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational
  Facilities Authority, Revenue (continued):

    (Loomis Chaffee School Project):

         5.25%, 7/1/2021                                                                        900,000                 934,146

         5.50%, 7/1/2023                                                                      2,150,000               2,264,316

         6%, 7/1/2025 (Insured; MBIA)
            (Prerefunded 7/1/2004)                                                            1,000,000 (a)           1,084,660

         5.25%, 7/1/2031                                                                      3,000,000               3,076,380

      (New Britian General Hospital)
         6.125%, 7/1/2014 (Insured; AMBAC)                                                    1,000,000               1,079,600

      (Quinnipiac College)
         6%, 7/1/2013 (Prerefunded 7/1/2003)                                                  4,100,000 (a)           4,298,071

      (Sacred Heart University):

         6.50%, 7/1/2016 (Prerefunded 7/1/2006)                                               1,465,000 (a)           1,700,557

         6.125%, 7/1/2017 (Prerefunded 7/1/2007)                                              1,000,000 (a)           1,164,670

         6.625%, 7/1/2026 (Prerefunded 7/1/2006)                                              2,720,000 (a)           3,169,208

      Trinity College, 5.875%, 7/1/2026 (Insured; MBIA)                                       2,500,000               2,706,400

      (University of New Haven):

         6.625%, 7/1/2016                                                                     2,050,000               2,164,082

         6.70%, 7/1/2026                                                                      8,605,000               8,873,562

      (William W. Backus Hospital)
         5.75%, 7/1/2027 (Insured; AMBAC)                                                     2,500,000               2,654,125

      (Windham Community Memorial Hospital) 6%, 7/1/2020                                      1,000,000               1,036,590

      (Yale, New Haven Hospital)
         5.70%, 7/1/2025 (Insured; MBIA)                                                      8,070,000               8,496,015

      (Yale University) 5.125%, 7/1/2027                                                     11,500,000              11,734,600

Connecticut Housing Finance Authority:

   5.75%,11/15/2021                                                                           4,000,000               4,173,680

   5.85%, 5/15/2031                                                                           7,120,000               7,417,830

   (Housing Mortgage Finance Program):

      6.75%, 11/15/2023                                                                       5,010,000               5,119,418

      5.45%, 11/15/2029                                                                       5,805,000               5,943,100

      6%, Subseries F-2, 11/15/2027                                                           4,515,000               4,704,765

      6%, Series G, 11/15/2027                                                                4,000,000               4,168,120

      5.85%, Subseries B-2, 11/15/2028                                                        8,705,000               9,069,130

      5.85%, Subseries C-2, 11/15/2028                                                        7,880,000               8,209,620

Eastern Connecticut Resource Recovery Authority:

  Solid Waste Revenue

      8.703%, 1/1/2014                                                                        4,000,000 (b,c)         3,855,560

      (Wheelabrator Lisbon Project):

         5.50%, 1/1/2014                                                                         50,000                  49,097

         5.50%, 1/1/2020                                                                      7,000,000               6,503,560

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Greenwich Housing Authority, MFHR (Greenwich Close):

   6.25%, 9/1/2017                                                                            2,840,000               2,882,117

   6.35%, 9/1/2027                                                                            2,000,000               1,997,300

Hartford Parking System, Revenue 6.50%, 7/1/2025                                              1,000,000               1,041,470

New Haven 5%, 11/1/2019 (Insured; FGIC)                                                       2,525,000               2,648,119

Sprague, Environmental Improvement Revenue

   (International Paper Co. Project) 5.70%, 10/1/2021                                         1,350,000               1,312,659

Stamford 6.60%, 1/15/2010                                                                     2,750,000               3,308,993

University of Connecticut:

   5.75%, 3/1/2015 (Insured; FGIC)                                                            1,770,000               1,998,188

   5.75%, 3/1/2016 (Insured; FGIC)                                                            2,500,000               2,822,300

   Special Obligation Student Fee Revenue:

      6%, 11/15/2016 (Insured; FGIC)
         (Prerefunded 11/15/2010)                                                             2,425,000 (a)           2,878,984

      6%, 11/15/2017 (Insured; FGIC)
         (Prerefunded 11/15/2010)                                                             2,000,000 (a)           2,374,420

      5.25%, 11/15/2021 (Insured; FGIC)                                                       1,755,000               1,853,631

      5.75%, 11/15/2029 (Insured; FGIC)
         (Prerefunded 11/15/2010)                                                             2,500,000 (a)           2,924,425

U. S. RELATED--30.7%

Children's Trust of Puerto Rico, Tobacco Settlement Revenue,

  Asset Backed Bonds:

      6%, 7/1/2026 (Prerefunded 7/1/2010)                                                     5,000,000 (a)           5,857,750

      5.625%, 5/15/2043                                                                       6,000,000               5,786,820

Commonwealth of Puerto Rico:

   5.50%, 7/1/2012 (Insured; MBIA)                                                               50,000                  57,762

   8.97%, 7/1/2012                                                                            2,000,000 (b,c)         2,620,920

   8.97%, 7/1/2013                                                                            3,950,000 (b,c)         5,182,163

   5.65%, 7/1/2015 (Insured; MBIA)                                                            6,690,000               7,810,910

   (Public Improvement):

      5.50%, 7/1/2013 (Insured; MBIA)                                                           100,000                 115,597

      5.25%, 7/1/2014 (Insured; MBIA)                                                         3,925,000               4,439,293

      5.25%, 7/1/2015 (Insured; MBIA)                                                         1,000,000               1,128,000

      6%, 7/1/2015 (Insured; MBIA)                                                            2,000,000               2,402,080

      5.25%, 7/1/2027 (Insured; FSA)                                                          4,500,000               4,662,900

Puerto Rico Aqueduct and Sewer Authority, Revenue

   6.25%, 7/1/2013 (Insured; MBIA)                                                            9,000,000              10,984,770

Puerto Rico Electric Power Authority, Power Revenue:

   5.125%, 7/1/2026 (Insured;FSA)                                                             4,445,000               4,574,305

   5.25%, 7/1/2029 (Insured; FSA)                                                            10,450,000              10,805,718





                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority:

  Highway Revenue:

      8.641%, 7/1/2010                                                                        3,200,000 (c)           3,441,184

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                  11,560

      9.10%, 7/1/2013 (Insured; MBIA)                                                         2,290,000 (b,c)         3,004,343

      5.50%, 7/1/2026 (Insured; FSA)                                                          2,375,000               2,517,263

      5.50%, 7/1/2036                                                                         6,500,000               6,869,395

Transportation Revenue 5.75%, 7/1/2041                                                        3,000,000               3,280,050

Puerto Rico Industrial Tourist, Educational, Medical

  and Environmental Control Facilities

  Financing Authority, Revenue

   (Teachers Retirement System) 5.50% 7/1/2021                                                  800,000                 854,480

Puerto Rico Ports Authority, Special Facilities

  Revenue (American Airlines):

      6.30%, 6/1/2023                                                                         3,700,000               1,498,500

      6.25%, 6/1/2026                                                                         4,355,000               1,763,819

Puerto Rico Public Finance Corp.

   (Commonwealth Appropriation) 6%, 8/1/2026                                                 11,450,000              13,214,102

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000               5,370,650

Virgin Islands Public Finance Authority, Revenue,

   Gross Receipts Taxes Loan Note 6.375%, 10/1/2019                                           2,000,000               2,217,000

Virgin Islands Water and Power Authority,

  Refunding (Electric Systems)

   5.30%, 7/1/2021                                                                            1,750,000               1,691,306

TOTAL-LONG TERM MUNICIPAL INVESTMENTS

   (cost $330,435,874)                                                                                              349,843,756
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--.7%
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Health and Educational Facilities Authority,

  Revenue, VRDN

  (Quinnipac University) 1.90%

   (cost $2,500,000)                                                                          2,500,000 (d)           2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $332,935,874)                                                              96.6%            352,343,756

CASH AND RECEIVABLES (NET)                                                                          3.4%             12,497,936

NET ASSETS                                                                                        100.0%            364,841,692

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch's              or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.8

AA                               Aa                              AA                                                6.3

A                                A                               A                                                10.2

BBB                              Baa                             BBB                                              16.9

BB                               BB                              BB                                                 .9

F1                               MIG1/P1                         SP1/A1                                             .7

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     4.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THESE SECURITIES AMOUNTED TO $32,229,915 OR 8.8% OF NET ASSETS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           332,935,874   352,343,756

Cash                                                                  2,004,354

Interest receivable                                                   6,656,232

Receivable for investment securities sold                             4,232,069

Receivable for shares of Beneficial Interest subscribed                 150,851

Prepaid expenses                                                         11,687

                                                                    365,398,949
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           275,140

Payable for shares of Beneficial Interest redeemed                      247,165

Accrued expenses                                                         34,952

                                                                        557,257
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      364,841,692
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     347,071,564

Accumulated undistributed investment income--net                        216,020

Accumulated net realized gain (loss) on investments                  (1,853,774)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      19,407,882
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      364,841,692


NET ASSET VALUE PER SHARE

                                                                              Class A       Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             307,945,966   45,854,489    11,041,237

Shares Outstanding                                                          25,533,330    3,805,398       917,124
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.06         12.05         12.04


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,904,623

EXPENSES:

Management fee--Note 3(a)                                            1,000,872

Shareholder servicing costs--Note 3(c)                                 549,227

Distribution fees--Note 3(b)                                           152,744

Custodian fees                                                          21,904

Professional fees                                                       17,279

Prospectus and shareholders' reports                                    16,310

Registration fees                                                       11,518

Trustees' fees and expenses--Note 3(d)                                   4,328

Loan commitment fees--Note 2                                             2,234

Miscellaneous                                                           16,144

TOTAL EXPENSES                                                       1,792,560

INVESTMENT INCOME--NET                                               8,112,063
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,005,633

Net unrealized appreciation (depreciation) on investments            5,082,672

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,088,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,200,368

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002       Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,112,063          16,512,527

Net realized gain (loss) on investments         1,005,633             192,109

Net unrealized appreciation (depreciation)
   on investments                               5,082,672           3,583,735

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,200,368          20,288,371
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (6,982,050)        (14,355,264)

Class B shares                                   (900,159)         (1,793,678)

Class C shares                                   (203,575)           (317,183)

TOTAL DIVIDENDS                                (8,085,784)        (16,466,125)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 42,749,795          69,648,190

Class B shares                                  6,596,083          14,642,059

Class C shares                                  1,658,116           5,845,932

Dividends reinvested:

Class A shares                                  3,818,757           7,648,884

Class B shares                                    537,084           1,109,603

Class C shares                                    139,867             215,197

Cost of shares redeemed:

Class A shares                                (44,872,530)        (69,328,224)

Class B shares                                 (5,082,775)        (11,945,701)

Class C shares                                   (615,596)         (1,626,287)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        4,928,801          16,209,653

TOTAL INCREASE (DECREASE) IN NET ASSETS        11,043,385          20,031,899
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           353,798,307         333,766,408

END OF PERIOD                                 364,841,692         353,798,307

Undistributed investment income--net              216,020                 --

                                                             The Fund




STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     3,549,702           5,858,193

Shares issued for dividends reinvested            316,607             642,795

Shares redeemed                                (3,722,640)         (5,823,751)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     143,669             677,237
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       547,634           1,230,762

Shares issued for dividends reinvested             44,569              93,309

Shares redeemed                                  (422,501)         (1,000,322)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     169,702             323,749
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       138,351             489,299

Shares issued for dividends reinvested             11,615              18,125

Shares redeemed                                   (51,062)           (137,722)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      98,904             369,702

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 106,712 CLASS B SHARES REPRESENTING $1,282,457, WERE AUTOMATICALLY CONVERTED TO 106,608 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 587,514 CLASS B SHARES REPRESENTING $7,039,342 WERE AUTOMATICALLY CONVERTED TO 587,024 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                          October 31, 2002                        Year Ended April 30,
                                                               ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)     2002(a)       2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
---

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.86     11.72         11.21        12.26        12.23        11.81

Investment Operations:

Investment income--net                                 .28(b)    .57(b)        .57          .58          .61          .62

Net realized and unrealized
   gain (loss) on investments                          .20       .14           .51         (.96)         .19          .47

Total from Investment Operations                       .48       .71          1.08         (.38)         .80         1.09

Distributions:

Dividends from investment
   income--net                                        (.28)     (.57)         (.57)        (.58)        (.61)        (.62)

Dividends from net realized
   gain on investments                                  --        --            --         (.09)        (.16)        (.05)

Total Distributions                                   (.28)     (.57)         (.57)        (.67)        (.77)        (.67)

Net asset value, end of period                       12.06     11.86         11.72        11.21        12.26        12.23
---------------------------------------------------------------------------------------------------------------------------------
---

TOTAL RETURN (%)(C)                                   4.03(d)   6.16          9.86        (3.06)        6.70         9.44
---------------------------------------------------------------------------------------------------------------------------------
---

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .90(e)    .90           .89          .90          .89          .90

Ratio of net investment income
   to average net assets                              4.54(e)   4.81          4.97         5.08         4.94         5.12

Portfolio Turnover Rate                              20.19(d)  15.96         21.71        35.12        21.95        33.31
---------------------------------------------------------------------------------------------------------------------------------
---

Net Assets, end of period
   ($ x 1,000)                                     307,946   301,044       289,723      274,962      317,923      310,343


(A) AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.80% TO 4.81%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                        Year Ended April 30,
                                                               ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)     2002(a)       2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
---

PER SHARE DATA ($):

Net asset value,
   beginning of period                             11.85       11.71         11.20         12.26       12.23        11.80

Investment Operations:

Investment income--net                               .24(b)      .51(b)        .51           .52         .55          .56

Net realized and unrealized
   gain (loss) on investments                        .20         .14           .51          (.97)        .19          .48

Total from Investment Operations                     .44         .65          1.02          (.45)        .74         1.04

Distributions:

Dividends from investment
   income--net                                      (.24)       (.51)         (.51)         (.52)       (.55)        (.56)

Dividends from net realized
   gain on investments                                --          --            --          (.09)       (.16)        (.05)

Total Distributions                                 (.24)       (.51)         (.51)         (.61)       (.71)        (.61)

Net asset value, end of period                     12.05       11.85         11.71         11.20       12.26        12.23
---------------------------------------------------------------------------------------------------------------------------------
---

TOTAL RETURN (%)(C)                                 3.76(d)     5.61          9.31         (3.66)       6.15         8.97
---------------------------------------------------------------------------------------------------------------------------------
---

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            1.41(e)     1.42          1.41          1.42        1.40         1.42

Ratio of net investment income
   to average net assets                            4.03(e)     4.28          4.45          4.55        4.42         4.59

Portfolio Turnover Rate                            20.19(d)    15.96         21.71         35.12       21.95        33.31
---------------------------------------------------------------------------------------------------------------------------------
---

Net Assets, end of period
   ($ x 1,000)                                    45,854      43,070        38,794        42,283      58,416       59,315

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.27% TO  4.28%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





                                          Six Months Ended
                                          October 31, 2002                          Year Ended April 30,
                                                                      --------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)     2002(a)       2001          2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             11.84       11.70         11.19         12.25        12.22       11.79

Investment Operations:

Investment income--net                               .23(b)      .48(b)        .49           .50          .52         .53

Net realized and unrealized
   gain (loss) on investments                        .20         .14           .51          (.97)         .19         .48

Total from Investment Operations                     .43         .62          1.00          (.47)         .71        1.01

Distributions:

Dividends from investment
   income--net                                      (.23)       (.48)         (.49)         (.50)        (.52)       (.53)

Dividends from net realized
   gain on investments                                --          --            --          (.09)        (.16)       (.05)

Total Distributions                                 (.23)       (.48)         (.49)         (.59)        (.68)       (.58)

Net asset value, end of period                     12.04       11.84         11.70         11.19        12.25       12.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 3.64(d)     5.36          9.05         (3.89)        5.88        8.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            1.65(e)     1.65          1.65          1.66         1.65        1.68

Ratio of net investment income
   to average net assets                            3.78(e)     4.03          4.20          4.31         4.15        4.29

Portfolio Turnover Rate                            20.19(d)    15.96         21.71         35.12        21.95       33.31
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    11,041       9,684         5,249         4,400        4,970       2,583

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.02% TO  4.03%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Connecticut Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,970 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the

                                                                        The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,775,029 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholder during the fiscal year ended April 30, 2002, was as follows: tax exempt income $16,466,125. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

During the period ended October 31, 2002, the Distributor retained $20,177 from commissions earned on sales of fund's Class A shares and $94,177 and $607 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $112,212 and $40,532, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $385,325, $56,106 and $13,511, respectively, pursuant to the Shareholder Services Plan.

The fund compensates  Dreyfus Transfer,  Inc., a wholly-owned  subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the

                                                                        The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund. During the period ended October 31, 2002, the fund was charged $62,791 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $74,590,091 and $70,424,013, respectively.

At  October  31, 2002, accumulated net unrealized appreciation on investment was
$19,407,882,   consisting  of  $24,611,926  gross  unrealized  appreciation  and
$5,204,044 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





NOTES



                                For More Information

                        Dreyfus Premier State Municipal Bond Fund, Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  064SA1002




      Dreyfus Premier
      State Municipal
      Bond Fund,
      Florida Series



      SEMIANNUAL REPORT October 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                 Florida Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 3.99% for Class A shares, 3.81% for Class B shares and 3.61% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper Florida Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.78%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to low interest rates, a lackluster economy and surging investor demand for tax-exempt securities. While the fund's returns were competitive relative to its Lipper category average, the fund's returns trailed its benchmark primarily because of the effects of persistent economic weakness on corporate-backed municipal obligations that the fund held.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was recovering from the 2001 recession, and investors were hoping for a rebound in corporate earnings, higher stock prices and potentially higher interest rates. By the summer, however, it had become apparent that the economic recovery was in danger of stalling, and corporate earnings and stock prices remained under pressure. For their part, the Federal Reserve Board (the "Fed" ) left interest rates unchanged during the reporting period, at a 40-year low. Long-term municipal bond prices generally rose in this environment, and their yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors seeking relatively stable investment alternatives. As a result, investor demand for high-quality, tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing municipal bond prices to rally further.

Finally, Florida's fiscal condition deteriorated as tax revenues failed to meet projections in the weak economy. However, the state has fared better than many other states, and the major credit rating agencies have maintained their double-A ratings, the second highest available, with a stable outlook.

In this environment, the fund benefited from its holdings of discount bonds. As these bonds returned to favor among investors, we gradually reduced our positions, selling them at attractive prices. We often redeployed those assets to "cushion bonds," which had fallen out of favor as interest rates declined. Cushion bonds are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift in emphasis from discount bonds to cushion bonds caused a reduction in the fund's average duration -- a measure of sensitivity to changing interest rates -- contributing to the fund's defensive posture.

Although our general strategy of holding out-of-favor bonds until they return to favor worked well during the reporting period, performance might have been better had it not been for certain corporate-backed municipal obligations issued on behalf of airlines. Although they comprised just a small portion of the fund's assets, these bonds eroded overall returns when their prices fell.

What is the fund's current strategy?

As of the end of the reporting period, the U.S. economy continued to weaken and the municipal bond market became increasingly volatile. Just days after the end of the reporting period, in response to mounting signs of economic weakness, the
Fed   reduced   short-term  interest  rates  another  0.50  percentage  points.

We have continued to maintain a conservative strategy that focuses on out-of-favor, income-oriented bonds in the 15- to 20-year maturity range. This strategy is designed to produce competitive levels of tax-exempt income in today' s low interest-rate environment, while potentially preserving capital if and when the economy gains sufficient momentum and interest rates begin to rise.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.1%                                                        Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--92.1%

Brevard County, IDR (Nui Corp Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,090,440

Broward County Housing Finance Authority, MFHR:

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,982,520

   (Emerald Palms Apartments) 5.60%, 7/1/2021                                                 2,000,000                2,053,020

   (Pembroke Villas) 5.55%, 1/1/2023                                                          1,000,000                1,021,290

Broward County School Board, COP

   5%, 7/1/2021 (Insured; FSA)                                                                1,250,000                1,278,300

Capital Projects Finance Authority, Revenue (Airports Project):

   5.25%, 6/1/2014 (Insured; MBIA)                                                            1,485,000                1,629,817

   5%, 6/1/2020 (Insured; MBIA)                                                               1,465,000                1,505,947

Collier County Water--Sewer District, Water Revenue

   5.25%, 7/1/2013 (Insured; FGIC)                                                            1,000,000                1,039,930

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,024,490

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,715,370

Escambia County, Sales Tax Revenue

   5.25%, 10/1/2018 (Insured; AMBAC)                                                          1,200,000                1,291,404

Escambia County Housing Finance Authority, SFMR

  (Multi-County Program)

   5.50%, 10/1/2021 (Collateralized: FNMA, GNMA)                                              6,145,000                6,319,272

Florida (Jacksonville Transportation)

   5%, 7/1/2012                                                                               3,000,000                3,192,870

Florida Board of Education:

  Capital Outlay (Public Education):

      5%, 6/1/2011                                                                            1,200,000                1,281,336

      5.30%, 6/1/2014                                                                         2,000,000                2,062,640

      5.125%, 6/1/2018                                                                        1,500,000                1,516,290

      4.75%, 6/1/2019 (Insured; MBIA)                                                         1,000,000                1,017,880

      4.50%, 6/1/2022 (Insured; FSA)                                                          2,000,000                1,923,080

   Lottery Revenue:

      5.25%, 7/1/2017 (Insured; FGIC)                                                         3,890,000                4,164,945

      5%, 7/1/2020 (Insured; FGIC)                                                            1,480,000                1,527,434

Florida Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,326,220

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA,GNMA)                                             1,915,000                2,002,401

      6.65%, 7/1/2026 (Insured; MBIA)                                                           970,000                1,006,860

Florida Intergovernmental Finance Commission, Capital

   Revenue 5%, 2/1/2018 (Insured; AMBAC)                                                      1,000,000                1,039,800


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Turnpike Authority, Turnpike Revenue

   5%, 7/1/2013 (Insured; FGIC)                                                               2,100,000                2,156,574

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                1,617,000

Jacksonville Electric Authority, Revenue

   5%, 10/1/2013                                                                                965,000                  995,986

Jea, St John's River Power Park System Revenue:

   5%, 10/1/2017                                                                              1,500,000                1,570,800

   5%, 10/1/2018                                                                              1,500,000                1,559,565

Lee County Housing Finance Authority, SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA,GNMA)                                                  955,000                1,041,752

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA,GNMA)                                               500,000                  557,035

Manatee County Housing Finance Authority,
   Mortgage Revenue
   5.85%, 11/1/2033 (Collateralized; GNMA)                                                    5,500,000                5,851,835

Miami-Dade County, Solid Waste System Revenue

   5.50%, 10/1/2017 (Insured; FSA)                                                            2,595,000                2,830,548

Miami-Dade County Housing Finance Authority, MFMR:

  (Country Club Villa)

      5.70%, 7/1/2021 (Insured; FSA)                                                            400,000                  417,628

   (Miami Stadium Apartments)

      5.40%, 8/1/2021 (Insured; FSA)                                                          1,275,000                1,305,230

   (Villa Esperanza Apartments Project)

      5.35%, 10/1/2028                                                                        1,000,000                  957,550

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          7,535,000                7,438,703

Orange County Housing Finance Authority,

   MFHR (Seminole Pointe) 5.75%, 12/1/2023                                                    2,840,000                2,877,261

Osceola County Industrial Development Authority,

  Revenue (Community Provider Pooled Loan

   Program) 7.75%, 7/1/2017                                                                   5,235,000                5,340,956

Palm Bay, Uitlity Revenue

   Zero Coupon, 10/1/2020                                                                     1,845,000                  719,439

Palm Beach County Housing Finance Authority,

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA,GNMA)                                                1,255,000                1,320,662

Pinellas County Housing Finance Authority, SFMR

  (Multi-County Program)

   6.70%, 2/1/2028 (Collateralized: FNMA,GNMA)                                                3,700,000                3,865,057

Seminole Water Control District 6.75%, 8/1/2022                                               1,960,000                1,997,495

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

South Broward Hospital District, HR

   5.60%, 5/1/2027                                                                            4,000,000                4,011,040

Tampa:

  (Alleghany Health System Revenue St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,115,700

   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)                                         2,110,000                1,058,165

Tampa Bay Water, Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 4,875,000                4,786,762

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                3,436,650

Winter Park, Water & Sewer Revenue:

   5.375%, 12/1/2017 (Insured; AMBAC)                                                         1,645,000                1,794,728

   5.375%, 12/1/2018 (Insured; AMBAC)                                                         1,730,000                1,872,708

Winter Springs, Water & Sewer Revenue

   5%, 4/1/2020 (Insured; MBIA)                                                               1,585,000                1,634,785

U.S. RELATED--4.0%

Children's Trust Fund, Tobacco Settlement Revenue

   5.50%, 5/15/2039                                                                           3,000,000                2,888,130

Puerto Rico Public Finance Corporation,

   (Commonwealth Appropriation) 5.70%, 8/1/2025                                               2,000,000                2,113,600

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $117,823,960)                                                                                               121,146,900

SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

Alachua County Health Facilities Authority,

  Continuing Care Retirement Community Revenue,

   VRDN (Oak Hammock University Project)
   1.95% (LOC; BNP Paribas)                                                                   1,000,000  (b)           1,000,000

Martin County, PCR, VRDN

   (Florida Power & Light Co.) 2%                                                             1,000,000  (b)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $119,823,960)                                                             97.7%              123,146,900

CASH AND RECEIVABLES (NET)                                                                         2.3%                2,951,490

NET ASSETS                                                                                       100.0%              126,098,390


Summary of Abbreviations

AMBAC              American Municipal Bond
                       Assurance Corporation

COP                Certificate of Participation

FGIC               Financial Guaranty Insurance
                       Company

FNMA               Federal National Mortgage
                       Association

FSA                Financial Security Assurance

GNMA               Government National Mortgage
                       Association

HR                 Hospital Revenue

IDR                Industrial Development Revenue

MBIA               Municipal Bond Investors
                       Assurance Insurance Corporation

MFHR               Multi-Family Housing Revenue

MFMR               Multi-Family Mortgage Revenue

PCR                Pollution Control Revenue

SFMR               Single Family Mortgage Revenue

VRDN               Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              69.2

AA                               Aa                              AA                                                9.9

A                                A                               A                                                10.3

BBB                              Baa                             BBB                                               1.7

BB                               Ba                              BB                                                1.3

F-1+, F-1                        VMIG1,MIG1,P1                   SP1,A1                                            1.6

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     6.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES  PAYABLE  ON  DEMAND.  THE  INTEREST  RATE,  WHICH IS SUBJECT TO
     CHANGE,  IS BASED  UPON BANK  PRIME  RATES OR AN INDEX OF  MARKET  INTEREST
     RATES.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT  OCTOBER  31,  2002,  THE FUND HAD  $43,620,962  (34.6%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           119,823,960   123,146,900

Cash                                                                    433,149

Interest receivable                                                   1,751,244

Receivable for investment securities sold                               703,614

Receivable for shares of Beneficial Interest subscribed                 359,960

Prepaid expenses                                                         11,631

                                                                    126,406,498
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            93,273

Payable for shares of Beneficial Interest redeemed                      108,693

Accrued expenses and other liabilities                                  106,142

                                                                        308,108
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,098,390
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     123,505,129

Accumulated undistributed investment income--net                        107,697

Accumulated net realized gain (loss) on investments                   (837,376)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,322,940
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      126,098,390

NET ASSET VALUE PER SHARE


                                                                             Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            110,343,551             12,574,306              3,180,533

Shares Outstanding                                                          7,781,014                886,947                224,283
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.18                  14.18                  14.18

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,389,261

EXPENSES:

Management fee--Note 3(a)                                              349,170

Shareholder servicing costs--Note 3(c)                                 195,797

Distribution fees--Note 3(b)                                            38,634

Prospectus and shareholders' reports                                    12,163

Registration fees                                                       11,610

Custodian fees                                                           9,648

Professional fees                                                        6,874

Trustees' fees and expenses--Note 3(d)                                   1,342

Loan commitment fees--Note 2                                               502

Miscellaneous                                                            6,212

TOTAL EXPENSES                                                         631,952

INVESTMENT INCOME--NET                                               2,757,309
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                137,721

Net unrealized appreciation (depreciation) on investments            2,014,915

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,152,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,909,945

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,757,309            5,609,051

Net realized gain (loss) on investments           137,721            2,812,730

Net unrealized appreciation
   (depreciation) on investments                2,014,915             (486,445)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    4,909,945            7,935,336
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,485,637)          (5,145,514)

Class B shares                                  (212,218)            (375,252)

Class C shares                                   (54,991)             (64,240)

Net realized gain on investments:

Class A shares                                         --             (25,444)

Class B shares                                         --              (2,039)

Class C shares                                         --                (527)

TOTAL DIVIDENDS                               (2,752,846)          (5,613,016)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,914,305           8,626,780

Class B shares                                  3,542,160           3,388,048

Class C shares                                    537,316           1,937,801

Dividends reinvested:

Class A shares                                    987,041           1,957,357

Class B shares                                     84,639             139,220

Class C shares                                     37,088              35,470

Cost of shares redeemed:

Class A shares                                (8,149,578)         (17,195,195)

Class B shares                                  (544,369)          (4,174,630)

Class C shares                                  (103,518)            (330,241)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             (694,916)          (5,615,390)

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,462,183           (3,293,070)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,636,207          127,929,277

END OF PERIOD                                 126,098,390          124,636,207

Undistributed investment income--net              107,697                   --


                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       206,443              619,038

Shares issued for dividends reinvested             69,615              140,202

Shares redeemed                                 (576,438)          (1,234,354)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (300,380)            (475,114)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       249,612             243,336

Shares issued for dividends reinvested              5,967               9,975

Shares redeemed                                  (38,346)            (299,149)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     217,233             (45,838)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        37,888             138,700

Shares issued for dividends reinvested              2,615               2,547

Shares redeemed                                   (7,254)             (23,546)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      33,249              117,701

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 4,164 CLASS B SHARES REPRESENTING $59,691 WERE AUTOMATICALLY CONVERTED TO 4,161 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 151,836 CLASS B SHARES REPRESENTING $2,128,022 WERE AUTOMATICALLY CONVERTED TO 151,758 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.94         13.69         12.88         14.03          14.17         14.06

Investment Operations:

Investment income--net                                 .31(b)        .62(b)        .62           .65            .65           .66

Net realized and unrealized
   gain (loss) on investments                          .24           .25           .81         (1.10)           .05           .26

Total from Investment Operations                       .55           .87          1.43          (.45)           .70           .92

Distributions:

Dividends from investment
   income--net                                       (.31)         (.62)         (.62)          (.65)          (.65)         (.66)

Dividends from net realized
   gain on investments                               (.00)(c)      (.00)(c)      (.00)(c)       (.05)          (.19)         (.15)

Total Distributions                                  (.31)         (.62)         (.62)          (.70)          (.84)         (.81)

Net asset value, end of period                      14.18         13.94         13.69          12.88          14.03         14.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                 3.99(e)       6.48         11.32          (3.19)          5.00          6.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                             .93(f)         .94           .92            .92            .92           .91

Ratio of net investment income

   to average net assets                           4.41(f)         4.47          4.65           4.92           4.53          4.67

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                           --          .01           .18            .06             --            --

Portfolio Turnover Rate                           12.38(e)        52.76          8.55          29.04          88.48         91.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  110,344         112,641       117,133        118,352        149,185       167,793

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.45% TO  4.47%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                          October 31, 2002                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.93         13.68         12.87          14.02         14.17         14.05

Investment Operations:

Investment income--net                                 .28(b)        .55(b)        .55            .58           .57           .59

Net realized and unrealized
   gain (loss) on investments                          .25           .25           .81          (1.10)          .04           .27

Total from Investment Operations                       .53           .80          1.36           (.52)          .61           .86

Distributions:

Dividends from investment
   income--net                                        (.28)         (.55)         (.55)          (.58)         (.57)         (.59)

Dividends from net realized
   gain on investments                                (.00)(c)      (.00)(c)      (.00)(c)       (.05)         (.19)         (.15)

Total Distributions                                   (.28)         (.55)         (.55)          (.63)         (.76)         (.74)

Net asset value, end of period                       14.18         13.93         13.68          12.87         14.02         14.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                  3.81(e)       5.94         10.78          (3.68)         4.40          6.26
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.42(f)       1.44          1.42           1.43          1.42          1.41

Ratio of net investment income

   to average net assets                              3.90(f)       3.96          4.16           4.41          4.02          4.16

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                           --           .01           .19            .06             --            --

Portfolio Turnover Rate                              12.38(e)      52.76          8.55          29.04          88.48         91.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      12,574         9,332         9,792         14,353         26,693        32,545

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.94% TO  3.96%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund

FINANCIAL HIGHLIGHTS (continued)

                                          Six Months Ended
                                          October 31, 2002                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)       2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------- ------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.94         13.69         12.88         14.03          14.17         14.05

Investment Operations:

Investment income--net                                 .26(b)       .51(b)         .52           .54            .53           .55

Net realized and unrealized
   gain (loss) on investments                          .24          .26            .81         (1.10)           .05           .27

Total from Investment Operations                       .50          .77           1.33          (.56)           .58           .82

Distributions:

Dividends from investment
   income--net                                        (.26)        (.52)          (.52)         (.54)          (.53)         (.55)

Dividends from net realized
   gain on investments                                (.00)(c)     (.00)(c)       (.00)(c       (.05)          (.19)         (.15)

Total Distributions                                   (.26)        (.52)          (.52)         (.59)          (.72)         (.70)

Net asset value, end of period                       14.18        13.94          13.69         12.88          14.03         14.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                  3.61(e)      5.68          10.50         (3.97)          4.13          5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.67(f)      1.67           1.67          1.73           1.75          1.71

Ratio of net investment income

   to average net assets                              3.65(f)      3.69           3.83          4.11           3.69          3.69

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                           --          .01            .21           .10             --            --

Portfolio Turnover Rate                              12.38(e)     52.76           8.55         29.04          88.48         91.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,181        2,663          1,004           456            394           366

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER SHARE BY LESS
     THAN$.01  AND INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET
     ASSETS FROM 3.66% TO 3.69%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company, that currently offers eleven series, including the Florida Series (the "fund"). The fund' s investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,397 during the period ended October 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $915,628 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $190,594 of the carryover expires in fiscal 2009 and $725,034 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002, were as follows: ordinary income $28,010 and tax exempt income $5,585,006. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $20,484 from commissions earned on sales of the fund's Class A shares and $4,913 and $166 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $27,306 and $11,328, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31 2002, Class A, Class B and Class C shares were charged $141,285, $13,653 and $3,776, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $32,869 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $16,412,761 and $14,960,334, respectively.

At October 31, 2002, accumulated net unrealized appreciation on investments was $3,322,940, consisting of $4,041,509 gross unrealized appreciation and $718,569 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments.)

                                                             The Fund

                  For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  051SA1002



================================================================================



Dreyfus Premier State
Municipal Bond Fund,
Maryland Series




SEMIANNUAL REPORT October 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                Maryland Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 5.70% for Class A shares, 5.35% for Class B shares and 5.30% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper Maryland Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.14%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to low interest rates, a lackluster economy and surging investor demand for tax-exempt securities. We are pleased that the fund's returns exceeded those of its benchmark and Lipper category, which we attribute to the rising prices for discount bonds that we purchased when they were out of favor among investors, and sold as prices rose.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was recovering from the 2001 recession, and investors were hoping for a rebound in corporate earnings, higher stock prices and potentially higher interest rates. By the summer, however, it had become apparent that the economic recovery was in danger of stalling, and corporate earnings and stock prices remained under pressure. For their part, the Federal Reserve Board (the "Fed" ) left interest rates unchanged during the reporting period, at a 40-year low. Long-term municipal bond prices generally rose in this environment, and their yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors seeking relatively stable investment alternatives. As a result, investor demand for high-quality, tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing municipal bond prices to rally further.

Finally, Maryland's fiscal condition deteriorated as tax revenues failed to meet projections in the weak economy. However, the state has fared better than many other states, and the major credit rating agencies have maintained its triple-A rating, the highest available, with a stable outlook.

In this environment, the fund benefited from its holdings of discount bonds, which we purchased at attractive prices when they were out of favor among investors. As these bonds returned to favor, we gradually reduced our positions, selling them at higher prices. We often redeployed those assets to "cushion bonds," which had fallen out of favor as interest rates declined. Cushion bonds are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift is emphasis from discount bonds to cushion bonds caused a reduction in the fund's average duration -- a measure of sensitivity to changing interest rates -- contributing to the fund's defensive posture.

Although our general strategy of holding out-of-favor bonds until they return to favor worked well during the reporting period, performance was held back by certain corporate-backed municipal obligations. These bonds have been written down while some of the positions have been eliminated from the fund during the reporting period.

What is the fund's current strategy?

As of the end of the reporting period, the U.S. economy continued to weaken, and the municipal bond market became increasingly volatile. Just days after the end of the reporting period, in response to mounting signs of economic weakness, the
Fed   reduced   short-term  interest  rates  another  0.50  percentage  points.

We have continued to maintain a conservative strategy that focuses on out-of-favor, income-oriented bonds in the 15- to 20-year maturity range. This strategy is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when the economy gains sufficient momentum and interest rates begin to rise.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.1%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--94.0%

Anne Arundel County, EDR (Community College Project)
   5%, 9/1/2017                                                                               2,255,000                2,316,765

Baltimore:

  Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        4,090,000                4,227,997

   Project Revenue (Water Projects)
      5%, 7/1/2027 (Insured; FGIC)                                                            2,000,000                2,012,520

   (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000                4,341,800

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     2,970,000                2,978,316

Baltimore County:

   Mortgage Revenue Zero coupon, 9/1/2024                                                     2,280,000                  702,582

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         6.75%, 4/1/2015                                                                      1,000,000                  494,830

         6.75%, 4/1/2028                                                                      1,500,000                  728,520

   PCR (Bethlehem Steel Corp. Project):

      3%, 6/1/2015                                                                            8,430,000  (a)             547,950

      3%, 6/1/2017                                                                            1,945,000  (a)             126,425

Gaithersburg, Hospital Facilities Improvement Revenue

   (Shady Grove) 6.50%, 9/1/2012 (Insured; FSA)                                              10,000,000               12,192,900

Howard County:

   COP 8.15%, 2/15/2020                                                                         605,000                  855,694

   (Consolidated Public Improvement Project):

      5.25%, 8/15/2019                                                                        1,800,000                1,914,804

      5.25%, 8/15/2020                                                                        1,800,000                1,903,554

      5.25%, 8/15/2021                                                                        1,765,000                1,851,485

   (Metropolitan District Project) 5.25%, 8/15/2019                                           1,700,000                1,808,426

Maryland Community Development Administration,

  Department of Housing and Community Development:

      Housing Revenue 5.95%, 7/1/2023                                                         4,625,000                4,833,634

      Multi-Family Housing (Insured Mortgage):

         6.50%, 5/15/2013                                                                     2,000,000                2,057,400

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000                8,088,098

      Residential:

         5.50%, 9/1/2014                                                                      1,000,000                1,048,510

         5.30%, 9/1/2016                                                                      5,000,000                5,222,100

         5.90%, 9/1/2019                                                                      2,000,000                2,096,820

         5.85%, 9/1/2021                                                                      7,500,000                7,851,375

         5.70%, 9/1/2022                                                                      6,000,000                6,249,300


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Community Development Administration, Department of Housing and Community Development (continued):

    Single Family Program:

         4.95%, 4/1/2015                                                                      4,605,000                4,719,665

         6.55%, 4/1/2026                                                                      5,325,000                5,574,583

         6.75%, 4/1/2026                                                                      3,090,000                3,204,145

Maryland Economic Development Corp., Revenue:

  (Health & Mental Hygiene Providers Facilities

  Acquisition Program):

      8.375%, 3/1/2013                                                                        3,570,000                3,656,430

      8.75%, 3/1/2017                                                                         3,880,000                3,885,626

   Lease:

      5%, 9/15/2014                                                                           1,000,000                1,088,090

      5%, 9/15/2015                                                                           1,000,000                1,076,210

      5%, 9/15/2016                                                                             640,000                  681,798

      (Montgomery County Wayne Avenue Project):

         5.25%, 9/15/2014                                                                     5,000,000  (b)           5,511,850

         5.25%, 9/15/2016                                                                     2,940,000  (b)           3,176,111

   Student Housing:

      (Frostburg State University) 6%, 10/1/2024                                              5,000,000                5,073,700

      (Morgan State University) 6%, 7/1/2022                                                  2,750,000                2,822,875

      (University Village at Sheppard Pratt):

         5.875%, 7/1/2021                                                                     1,750,000                1,837,028

         6%, 7/1/2033                                                                         1,750,000                1,843,345

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Anne Arundel Medical Center)
         5%, 7/1/2023 (Insured; AMBAC)                                                        7,000,000                7,022,890

      (Carroll County General Hospital):

         6%, 7/1/2018                                                                           500,000                  534,950

         6%, 7/1/2019                                                                           665,000                  704,188

         6%, 7/1/2020                                                                           750,000                  788,378

         6%, 7/1/2021                                                                           550,000                  575,185

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000                9,220,249

      (Greater Baltimore Medical Center) 5%, 7/1/2025                                         2,100,000                2,048,403

      (Helix Health Issue)
         5%, 7/1/2027 (Insured; AMBAC)                                                        5,780,000                5,949,932

      (Institute College of Art) 5.50%, 6/1/2021                                                335,000                  338,749

      (Johns Hopkins Hospital) 4.75%, 5/15/2033                                               4,740,000                4,481,006

      (Loyola College Issue)
         5.375%, 10/1/2026 (Insured; MBIA)                                                    1,710,000                1,759,607

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational Facilities

  Authority, Revenue (continued):

      (Medlantic Helix Issue)
         4.75%, 8/15/2028 (Insured; FSA)                                                     10,260,000               10,030,894

      (Union Hospital of Cecil County) 6.70%, 7/1/2009                                        2,320,000                2,574,759

      (University of Maryland Medical Systems):

         5.75%, 7/1/2017                                                                      3,000,000                3,219,330

         6%, 7/1/2022                                                                         2,000,000                2,122,540

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000                5,733,810

         6%, 7/1/2032                                                                         3,000,000                3,167,460

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000                  595,000

Montgomery County:

   Consolidated Public Improvement 5%, 2/1/2019                                               7,650,000                8,019,572

   Special Obligation (West Germantown
      Development District):

         5.375%, 7/1/2020                                                                       500,000                  519,550

         5.50%, 7/1/2027                                                                      3,075,000                3,197,108

Montgomery County Housing Opportunities Commission:

  MFMR:

      7.05%, 7/1/2032                                                                         2,485,000                2,536,961

      7.375%, 7/1/2032                                                                        1,510,000                1,525,009

   SFMR:

      6.625%, 7/1/2026                                                                        1,000,000                1,039,410

      Zero Coupon, 7/1/2027                                                                  20,835,000                5,341,677

      Zero Coupon, 7/1/2028                                                                  55,055,000               13,228,615

      Zero Coupon, 7/1/2032                                                                   7,215,000                1,325,684

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery County Resource Recovery Project):

      6%, 7/1/2008                                                                            2,690,000                2,942,376

      6.20%, 7/1/2010                                                                        10,000,000               10,424,800

      6.30%, 7/1/2016                                                                        14,205,000               14,779,876

Prince Georges County, Revenue
   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 12,585,000                8,330,389

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA & MBIA)                                                4,300,000                4,384,839

      (Parkway Terrace Apartments)

         5.90%, 1/20/2020 (Collateralized; GNMA)                                              2,195,000                2,360,481


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Prince Georges County Housing Authority (continued):

  Mortgage Revenue (continued):

    (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000                2,099,540

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000                3,067,620

      (Windsor) 5%, 8/20/2023 (Collateralized; GNMA)                                          1,000,000                  983,420

   SFMR
      6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)                                          2,835,000                2,924,784

Washington Suburban Sanitary District
   (General Construction):

      5%, 6/1/2015                                                                            5,000,000                5,380,200

      5%, 6/1/2016                                                                            1,500,000                1,599,315

U. S. RELATED--6.1%

Children's Trust Fund, Tobacco Settlement Revenue

   5.50%, 5/15/2039                                                                           7,000,000                6,738,970

Commonwealth of Puerto Rico, Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           2,450,000                2,358,860

   5.125%, 7/1/2030 (Insured; FSA)                                                            5,400,000                5,514,048

Puerto Rico Electric Power Authority, Power Revenue

   5.125%, 7/1/2026                                                                           2,000,000                2,058,180

Puerto Rico Infrastructure Financing Authority

   Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)                                          1,275,000                1,334,262
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $296,723,908)                                                            100.1%              295,486,137

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (430,104)

NET ASSETS                                                                                       100.0%              295,056,033

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

SFMR                Single-Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              34.9

AA                               Aa                              AA                                               32.4

A                                A                               A                                                19.8

BBB                              Baa                             BBB                                               9.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     3.4

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT OCTOBER 31,  2002,  THE FUND HAD  $87,462,669  (29.6% OF NET ASSETS) AND
     $99,786,369  (33.8% OF NET ASSETS)  INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL  AND INTEREST IS DEPENDENT  UPON REVENUES  GENERATED  FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           296,723,908    295,486,137

Cash                                                                  1,430,393

Interest receivable                                                   4,283,229

Receivable for investment securities sold                             2,699,629

Receivable for shares of Beneficial Interest subscribed                 238,555

Prepaid expenses                                                         14,210

                                                                    304,152,153
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           228,741

Payable for investment securities purchased                           8,589,836

Payable for shares of Beneficial Interest redeemed                      249,067

Accrued expenses                                                         28,476

                                                                      9,096,120
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      295,056,033
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     298,252,706

Accumulated undistributed investment income--net                        164,119

Accumulated net realized gain (loss) on investments                  (2,123,021)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (1,237,771)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      295,056,033

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             233,268,761            56,387,181              5,400,091

Shares Outstanding                                                          19,102,409             4,616,514                441,915
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.21                  12.21                  12.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,100,084

EXPENSES:

Management fee--Note 3(a)                                              808,946

Shareholder servicing costs--Note 3(c)                                 460,753

Distribution fees--Note 3(b)                                           156,942

Professional fees                                                       30,211

Custodian fees                                                          17,693

Prospectus and shareholders' reports                                    13,522

Registration fees                                                       13,412

Trustees' fees and expenses--Note 3(d)                                   3,017

Loan commitment fees--Note 2                                             1,163

Miscellaneous                                                           10,068

TOTAL EXPENSES                                                       1,515,727

INVESTMENT INCOME--NET                                               6,584,357
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                436,001

Net unrealized appreciation (depreciation) on investments            8,938,673

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,374,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,959,031

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,584,357           13,927,920

Net realized gain (loss) on investments           436,001           (2,543,818)

Net unrealized appreciation (depreciation)
   on investments                               8,938,673              100,196

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,959,031           11,484,298
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (5,352,981)         (11,468,607)

Class B shares                                (1,124,835)          (2,254,711)

Class C shares                                   (95,790)            (162,072)

Net realized gain on investments:

Class A shares                                         --            (467,926)

Class B shares                                         --            (101,220)

Class C shares                                         --              (8,114)

TOTAL DIVIDENDS                               (6,573,606)         (14,462,650)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,307,077          21,924,868

Class B shares                                  4,995,214          16,516,054

Class C shares                                  1,446,717           1,517,648

Dividends reinvested:

Class A shares                                  3,201,040           7,206,056

Class B shares                                    537,420           1,169,322

Class C shares                                     46,153             104,625

Cost of shares redeemed:

Class A shares                               (12,387,300)         (26,197,602)

Class B shares                                (3,730,553)         (11,393,958)

Class C shares                                  (441,396)            (642,532)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (25,628)          10,204,481

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,359,797            7,226,129
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           285,696,236          278,470,107

END OF PERIOD                                 295,056,033          285,696,236

Undistributed investment income--net              164,119                  --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       523,659            1,824,089

Shares issued for dividends reinvested            264,418              601,386

Shares redeemed                                (1,026,266)          (2,196,093)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (238,189)              229,382
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       414,103            1,372,432

Shares issued for dividends reinvested             44,380               97,576

Shares redeemed                                  (309,543)            (947,376)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     148,940              522,632
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       119,778              126,462

Shares issued for dividends reinvested              3,808                8,721

Shares redeemed                                   (36,141)             (53,984)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      87,445               81,199

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 55,720 CLASS B SHARES REPRESENTING $675,611 WERE AUTOMATICALLY CONVERTED TO 55,720 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 445,075 CLASS B SHARES REPRESENTING $5,364,714 WERE AUTOMATICALLY CONVERTED TO 445,091 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                  -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)       2002(a)        2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.82        11.94          11.74         12.94          13.05         12.70

Investment Operations:

Investment income--net                                 .28(b)       .59(b)         .62           .63            .65           .67

Net realized and unrealized
   gain (loss) on investments                          .39         (.10)           .20         (1.10)           .09           .50

Total from Investment Operations                       .67          .49            .82          (.47)           .74          1.17

Distributions:

Dividends from investment
   income--net                                        (.28)         (.59)         (.62)         (.63)          (.65)         (.67)

Dividends from net realized
   gain on investments                                  --          (.02)         (.00)(c)      (.10)          (.20)         (.15)

Total Distributions                                   (.28)         (.61)         (.62)         (.73)          (.85)         (.82)

Net asset value, end of period                       12.21         11.82         11.94         11.74          12.94         13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   5.70(e)       4.19          7.14         (3.61)          5.76          9.40
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .92(f)        .92           .91           .91            .90           .90

Ratio of net investment income
   to average net assets                              4.59(f)       4.93          5.22          5.16           4.97          5.12

Portfolio Turnover Rate                              14.24(e)      35.83         14.74         28.37          29.30         18.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     233,269       228,669       228,111       229,184        264,255       262,560

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.92% TO  4.93%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                   Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.83         11.94         11.74          12.94          13.05         12.70

Investment Operations:

Investment income--net                                 .25(b)        .53(b)        .56            .56            .58           .60

Net realized and unrealized
   gain (loss) on investments                          .38          (.09)          .20          (1.10)           .09           .50

Total from Investment Operations                       .63           .44           .76           (.54)           .67          1.10

Distributions:

Dividends from investment
   income--net                                        (.25)         (.53)         (.56)          (.56)          (.58)         (.60)

Dividends from net realized
   gain on investments                                  --          (.02)         (.00)(c)       (.10)          (.20)         (.15)

Total Distributions                                   (.25)         (.55)         (.56)          (.66)          (.78)         (.75)

Net asset value, end of period                       12.21         11.83         11.94          11.74          12.94         13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   5.35(e)       3.75          6.60          (4.12)          5.20          8.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.43(f)       1.43          1.42           1.43           1.42          1.42

Ratio of net investment income
   to average net assets                              4.08(f)       4.41          4.69           4.62           4.44          4.59

Portfolio Turnover Rate                              14.24(e)      35.83         14.74          28.37          29.30         18.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      56,387        52,833        47,095         43,044         59,806        50,141

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.39% TO  4.41%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                                   Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)       2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.83         11.94         11.75         12.95          13.06         12.71

Investment Operations:

Investment income--net                                 .23(b)        .50(b)        .53           .54            .55           .57

Net realized and unrealized
   gain (loss) on investments                          .39          (.09)          .19         (1.10)           .09           .50

Total from Investment Operations                       .62           .41           .72          (.56)           .64          1.07

Distributions:

Dividends from investment
   income--net                                        (.23)         (.50)         (.53)         (.54)          (.55)         (.57)

Dividends from net realized
   gain on investments                                  --          (.02)         (.00)(c)      (.10)          (.20)         (.15)

Total Distributions                                   (.23)         (.52)         (.53)         (.64)          (.75)         (.72)

Net asset value, end of period                       12.22         11.83         11.94         11.75          12.95         13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   5.30(e)       3.48          6.23         (4.32)          4.93          8.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.69(f)       1.67          1.67          1.65           1.66          1.67

Ratio of net investment income
   to average net assets                              3.81(f)       4.15          4.43          4.41           4.15          4.29

Portfolio Turnover Rate                              14.24(e)      35.83         14.74         28.37          29.30         18.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       5,400         4,194         3,264         2,223          3,235         1,618

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.13% TO  4.15%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Maryland Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,033 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $519,666 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: tax exempt income $13,885,390, ordinary income $31,692 and long-term capital gains $545,568. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $11,869 from commissions earned on sales of the fund's Class A shares and $179,205 and $1,532 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $138,033 and $18,909, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $292,383, $69,016 and $6,303, respectively, pursuant to the
Shareholder    Services    Plan.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $64,576 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to
$53,429,061    and    $40,594,730,    respectively.

At  October 31, 2002, accumulated net unrealized depreciation on investments was
$1,237,771,   consisting   of  $10,643,335  gross  unrealized  appreciation  and
$11,881,106 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                 For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  052SA1002



================================================================================



Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series


SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                           Massachusetts Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 5.16% for Class A shares, 4.99% for Class B shares and 4.76% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's
benchmark,   achieved   a  total  return  of  4.73%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.37% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's strong overall performance to low interest rates and surging demand for municipal bonds. The fund produced higher returns than its benchmark and Lipper category average, primarily because of our focus on high-quality, liquid securities, which were especially attractive to investors in the uncertain economic environment.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Massachusetts income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the municipal bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to potentially provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second,  we  actively  manage  the  fund's  average  duration  --  a measure of sensitivity to changing interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash
available   for   the   purchase  of  potentially  higher-yielding  securities.
Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Despite the start of an economic recovery in early 2002, the reporting period was characterized by economic uncertainty. Consumer spending remained strong, but corporate capital spending failed to rebound from low levels established during the 2001 recession. Weak economic conditions were aggravated by other market forces, including a number of high-profile corporate scandals and heightened international tensions related to possible military action against Iraq. In this challenging environment, the Federal Reserve Board (the "Fed") maintained an accommodative monetary policy, seeking to ignite renewed economic growth by keeping short-term interest rates at 40-year lows.

However, the Fed's accommodative stance has so far failed to stimulate renewed capital spending, and corporate earnings remained under pressure. As a result, risk-averse investors generally continued to favor relatively stable assets, such as municipal bonds. This surge in investor demand has caused bond prices to rise, contributing positively to total returns.

Like many other states, Massachusetts lost jobs during the 2001 recession and has collected less tax revenue than it originally anticipated. As a result, Massachusetts issuers have issued a larger volume of bonds than during the same period one year earlier. Although greater issuance tends to cause bond yields to rise, robust investor demand absorbed the increased supply, and bond yields have remained low.

In this challenging market climate, we attempted to minimize price volatility and generate competitive levels of tax-exempt income. We focused primarily on high-quality securities in the 20-year range, which provided most of the yield and less risk than comparable 30-year bonds. Because of Massachusetts's ongoing fiscal difficulties, we have largely avoided the state' s general obligation bonds, preferring securities from local issuers with solid credit ratings. We have also recently increased the fund's holdings of bonds issued on behalf of private educational institutions, such as Harvard and MIT, that have strong endowments and excellent repayment histories.

What is the fund's current strategy?

Because of its deteriorating fiscal condition, the major rating agencies placed Massachusetts on negative credit watch. Accordingly, we have maintained our cautious approach, reducing the fund's holdings of lower rated securities in favor of highly rated bonds that we believe are likely to retain their value if the economy remains weak. In fact, as of the reporting period's end, the average credit rating of the fund's holdings was in the double-A range. Finally, we have stressed broad diversification among Massachusetts issuers, emphasizing bonds from local issuers that derive most of their revenues from property taxes instead of income taxes. In our view, these strategies represent a prudent course in a challenging investment climate.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

October 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.0%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--85.0%

Boston Industrial Development Financing Authority,

  Sewer Facility Revenue

   (Harbor Electric Energy Co. Project)
   7.375%, 5/15/2015                                                                          2,500,000                2,535,100

Greater Lawrence Sanitation District

   5.75%, 6/15/2014 (Insured; MBIA)                                                           1,425,000                1,615,494

Massachusetts Bay Transportation Authority:

   (Assessment Revenue) 5.25%, 7/1/2030                                                       2,750,000                2,808,053

   (General Transportation Systems) 7%, 3/1/2021                                              1,000,000                1,275,860

   (Sales Tax Revenue) 5%, 7/1/2022                                                           1,000,000                1,007,940

Massachusetts Commonwealth, Consolidated Loan:

   5.50%, 11/1/2018 (Insured; FGIC)                                                           1,300,000                1,465,425

   5.25%, 11/1/2030                                                                           1,000,000                1,026,220

Massachusetts Development Finance Agency, Revenue:

   (Belmont Hill School) 5.375%, 9/1/2023                                                     1,000,000                1,033,960

   (Boston Universtiy) 6%, 5/15/2059                                                          2,225,000                2,525,153

   (Landmark School) 5.25%, 6/1/2029                                                          1,100,000                1,103,289

Massachusetts Education Loan Authority,

  Education Loan Revenue:

      7.75%, 1/1/2008 (Insured; MBIA)                                                           395,000                  396,995

      5.85%, 7/1/2014 (Insured; AMBAC)                                                          950,000                1,028,480

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Caritas Christi Obligation) 6.75%, 7/1/2016                                            1,500,000                1,637,835

      (Community College Program)
         5.25%, 10/1/2026 (Insured; AMBAC)                                                    2,845,000                2,916,125

      Healthcare Systems (Covenant Health)
         6%, 7/1/2022                                                                         2,000,000                2,088,380

      (Harvard University) 5%, 7/15/2022                                                      1,045,000                1,057,352

      (Massachusetts Institute of Technology)
         5.50%, 7/1/2022                                                                      2,000,000                2,205,120

      (Partners Healthcare System):

         6%, 7/1/2016                                                                         1,520,000                1,668,823

         5.75%, 7/1/2032                                                                      2,000,000                2,061,880

      (Schepens Eye Research) 6.50%, 7/1/2028                                                 2,135,000                2,258,424

      (Tufts University):

         5.50%, 8/15/2018                                                                     1,625,000                1,833,731

         5.25%, 2/15/2030                                                                     2,000,000                2,050,480


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency,
  Housing Development

   5.40%, 6/1/2020 (Insured; MBIA)                                                            1,200,000                1,226,136

Massachusetts Industrial Finance Agency, Revenue:

  Health Care Facility (Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        1,000,000                  931,630

   Resource Recovery (Ogden Haverhill Project)

      5.60%, 12/1/2019                                                                        1,000,000                  877,020

   (Water Treatment-American Hingham)

      6.95%, 12/1/2035                                                                        3,000,000                3,089,370

Narragansett Regional School District

   6.50%, 6/1/2016 (Insured; AMBAC)                                                           1,205,000                1,431,444

New England Educational Loan Marketing Corporation

   Student Loan Revenue 6.90%, 11/1/2009                                                      1,000,000                1,136,330

Plymouth County, COP (Correctional Facility)

   5.125%, 10/1/2018 (Insured; AMBAC)                                                         1,375,000                1,436,270

Route 3 North Transportion Improvement Association, LR

   5.75%, 6/15/2018 (Insured; MBIA)
   (Prerefunded 6/15/2010)                                                                    2,000,000  (a)           2,308,100

Westfield 6.50%, 5/1/2017(Insured; FGIC)                                                      1,750,000                2,082,290

U.S. RELATED--11.0%

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      8.541%, 7/1/2009                                                                        1,000,000  (b)           1,074,710

      8.641%, 7/1/2010                                                                        1,000,000  (b)           1,075,370

Puerto Rico Public Buildings Authority,

  Guaranteed Government Facilities Revenue:

      6.25%, 7/1/2015 (Insured; AMBAC)                                                        1,100,000                1,338,491

      5.75%, 7/1/2022                                                                         1,900,000                2,090,797

Puerto Rico Public Finance Corporation Commonwealth

   6%, 8/1/2026                                                                               1,000,000                1,154,070

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $55,986,229)                                                                                                 58,852,147

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.3%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------=-------

MASSACHUSETTS:

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Assets Program)

   1.95% (Insured; MBIA, LOC; State Street Bank & Trust Co.)                                  1,000,000  (c)           1,000,000

Massachusetts Water Resources Authority, VRDN

   1.90% (LOC; Landesbank Baden-Wurttemberg)                                                  1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $57,986,229)                                                              99.3%               60,852,147

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .7%                  452,215

NET ASSETS                                                                                       100.0%               61,304,362


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

FGIC                Financial Guaranty Insurance
                        Company

COP                 Certificate of Participation

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              46.2

AA                               Aa                              AA                                               20.2

A                                A                               A                                                14.2

BBB                              Baa                             BBB                                              14.6

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          3.3

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES  PAYABLE ON DEMAND.VARIABLE  INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT  OCTOBER  31,  2002,  THE FUND HAD  $17,287,014  (28.2%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  57,986,229  60,852,147

Cash                                                                    367,223

Interest receivable                                                   1,121,924

Receivable for shares of Beneficial Interest subscribed                   8,638

Prepaid expenses                                                         11,339

                                                                     62,361,271
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            45,416

Payable for investment securities purchased                             991,876

Payable for shares of Benefical Interest redeemed                         3,318

Accrued expenses                                                         16,299

                                                                      1,056,909
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       61,304,362
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      58,509,556

Accumulated undistributed investment income--net                         23,918

Accumulated net realized gain (loss) on investments                    (95,030)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,865,918
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       61,304,362

NET ASSET VALUE PER SHARE

                                                                              Class A                 Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                              53,401,147               6,130,814            1,772,401

Shares Outstanding                                                           4,594,189                 527,699              152,340
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                    11.62                   11.62                11.63

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,623,781

EXPENSES:

Management fee--Note 3(a)                                              164,503

Shareholder servicing costs--Note 3(c)                                  92,014

Distribution fees--Note 3(b)                                            18,027

Registration fees                                                       10,995

Custodian fees                                                           6,168

Professional fees                                                        5,739

Prospectus and shareholders' reports                                     5,588

Trustees' fees and expenses--Note 3(d)                                     456

Loan commitment fees--Note 2                                               229

Miscellaneous                                                            3,955

TOTAL EXPENSES                                                         307,674

INVESTMENT INCOME--NET                                               1,316,107
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                171,047

Net unrealized appreciation (depreciation) on investments            1,464,661

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,635,708

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,951,815

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,316,107            2,645,947

Net realized gain (loss) on investments           171,047            1,027,740

Net unrealized appreciation (depreciation)
   on investments                               1,464,661             (253,612)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,951,815            3,420,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,188,020)          (2,437,931)

Class B shares                                   (103,952)            (182,149)

Class C shares                                    (22,792)             (18,338)

TOTAL DIVIDENDS                                (1,314,764)          (2,638,418)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,144,784            4,221,628

Class B shares                                  1,529,763            1,269,321

Class C shares                                  1,029,789              410,839

Dividends reinvested:

Class A shares                                    685,934            1,402,266

Class B shares                                     52,030               91,254

Class C shares                                      5,338                7,152

Cost of shares redeemed:

Class A shares                                 (2,672,098)          (6,124,881)

Class B shares                                   (183,884)          (1,391,650)

Class C shares                                    (15,936)             (72,305)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        2,575,720             (186,376)

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,212,771              595,281
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            57,091,591           56,496,310

END OF PERIOD                                  61,304,362           57,091,591

Undistributed investment income--net               23,918                  --


                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       186,115              370,287

Shares issued for dividends reinvested             59,226              123,472

Shares redeemed                                  (232,090)            (539,175)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      13,251              (45,416)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       130,972              112,357

Shares issued for dividends reinvested              4,489                8,036

Shares redeemed                                   (16,043)            (122,057)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     119,418              (1,664)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        89,144               36,476

Shares issued for dividends reinvested                459                  629

Shares redeemed                                    (1,355)              (6,452)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      88,248               30,653

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 2,481 CLASS B SHARES REPRESENTING $29,008, WERE AUTOMATICALLY CONVERTED TO 2,479 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 68,194 CLASS B SHARES REPRESENTING $782,227 WERE AUTOMATICALLY CONVERTED TO 68,151 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.30         11.14         10.69         11.68          11.75         11.40

Investment Operations:

Investment income--net                                 .26(b)        .53(b)        .56           .57            .59           .61

Net realized and unrealized
   gain (loss) on investments                          .32           .16           .45          (.98)           .11           .40

Total from Investment Operations                       .58           .69          1.01          (.41)           .70          1.01

Distributions:

Dividends from investment
   income--net                                        (.26)         (.53)         (.56)         (.57)          (.59)         (.61)

Dividends from net realized
   gain on investments                                  --            --            --          (.01)          (.18)         (.05)

Total Distributions                                   (.26)         (.53)         (.56)         (.58)          (.77)         (.66)

Net asset value, end of period                       11.62         11.30         11.14         10.69          11.68         11.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   5.16(d)       6.25          9.63         (3.42)          6.08          9.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .97(e)        .97           .96           .98            .93           .91

Ratio of net investment income
   to average net assets                              4.47(e)       4.66          5.09          5.22           4.97          5.23

Portfolio Turnover Rate                              43.71(d)      58.32         51.41         57.94          47.11         48.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      53,401        51,756        51,557        50,885         62,958        60,529

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  4.64% TO  4.66%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.29         11.14         10.68         11.67          11.75         11.40

Investment Operations:

Investment income--net                                 .23(b)        .46(b)        .50           .52            .53           .55

Net realized and unrealized
   gain (loss) on investments                          .33           .16           .46          (.98)           .10           .40

Total from Investment Operations                       .56           .62           .96          (.46)           .63           .95

Distributions:

Dividends from investment
   income--net                                        (.23)         (.47)         (.50)         (.52)          (.53)         (.55)

Dividends from net realized
   gain on investments                                  --            --            --          (.01)          (.18)         (.05)

Total Distributions                                   (.23)         (.47)         (.50)         (.53)          (.71)         (.60)

Net asset value, end of period                       11.62         11.29         11.14         10.68          11.67         11.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.99(d)       5.61          9.18         (3.93)          5.46          8.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.47(e)       1.48          1.48          1.49           1.43          1.42

Ratio of net investment income
   to average net assets                              3.92(e)       4.13          4.57          4.70           4.46          4.71

Portfolio Turnover Rate                              43.71(d)      58.32         51.41         57.94          47.11         48.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       6,131         4,611         4,566         4,648          6,733         6,584

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  4.12% TO  4.13%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.31         11.15         10.70         11.69          11.76         11.41

Investment Operations:

Investment income--net                                 .22(b)        .42(b)        .46           .49            .50           .52

Net realized and unrealized
   gain (loss) on investments                          .32           .17           .45          (.98)           .11           .40

Total from Investment Operations                       .54           .59           .91          (.49)           .61           .92

Distributions:

Dividends from investment
   income--net                                        (.22)         (.43)         (.46)         (.49)          (.50)         (.52)

Dividends from net realized
   gain on investments                                  --             --           --          (.01)          (.18)         (.05)

Total Distributions                                   (.22)         (.43)         (.46)         (.50)          (.68)         (.57)

Net asset value, end of period                       11.63         11.31         11.15         10.70          11.69         11.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.76(d)       5.39          8.65         (4.16)          5.28          8.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.70(e)       1.72          1.79          1.68           1.70          1.64

Ratio of net investment income
   to average net assets                              3.60(e)       3.81          4.18          4.51           4.06          4.51

Portfolio Turnover Rate                              43.71(d)      58.32         51.41         57.94          47.11         48.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,772           725           373           141            345             1

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  3.79% TO  3.81%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Massachusetts Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $333 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $251,643 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholder during the fiscal year ended April 30, 2002, was as follows: tax exempt income $2,638,418. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $4,088 from commissions earned on sales of fund's Class A shares and $4,459 and $100 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $13,268 and $4,759, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $66,553, $6,634 and $1,586, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $12,322 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $26,085,333 and $25,463,564, respectively.

At October 31, 2002, accumulated net unrealized appreciation on investment was $2,865,918, consisting of $3,109,354 gross unrealized appreciation and $243,436 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                             The Fund

                    For More Information



                        Dreyfus Premier State Municipal Bond Fund,
                        Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




 To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  063SA1002



================================================================================



      Dreyfus Premier
      State Municipal
      Bond Fund,
      Michigan Series



      SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                               Michigan Series


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 3.71% for Class A shares, 3.51% for Class B shares and 3.33% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper Michigan Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.08%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to a generally favorable investment environment for municipal bonds, which benefited from low interest rates and surging investor demand for high-quality bonds. The fund's returns trailed those of its benchmark and Lipper category average, primarily because of losses among some of its holdings of corporate-backed municipal obligations.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance and any pro-

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

visions   for   early   redemption.   Under  most  circumstances,  we  look  for
high-yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Michigan municipal bond funds.

What other factors influenced the fund's performance?

The fund benefited from investors' changing expectations of future interest-rate movements. When the reporting period began in May 2002, the U.S. economy was recovering from recession. As evidence of renewed economic growth accumulated, investors increasingly expected the Federal Reserve Board (the "Fed") to begin raising interest rates in an attempt to forestall potential inflationary pressures. As a result, municipal bond prices began the reporting period at relatively low levels.

During the summer of 2002, however, it became apparent that the economic recovery was not as strong as most investors had hoped. Investors pushed back their expectations of the timing of eventual interest-rate hikes, and municipal bonds rallied. At the same time, investors became increasingly concerned about corporate scandals and heightened international tensions. As a result, investors continued to flock toward high-quality municipal bonds, boosting prices further.

Although September and October of 2002 saw a great deal of market volatility, municipal bond prices generally rose as investors realized that the Fed's next move was likely to be toward lower interest rates, not higher ones. In fact, the Fed cut short-term interest rates by 0.50 percentage points just a few days after the end of the reporting period.

Finally, the weak U.S. economy contributed to the erosion of Michigan's fiscal condition. Although the major credit rating agencies maintained the state's triple-A rating, the highest available, Michigan and its municipalities received less tax revenue than they had anticipated, putting pressure on state and local budgets.

In this uncertain environment, we limited the fund's exposure to the state's general obligation bonds, preferring instead highly rated or insured bonds issued by fiscally sound municipalities and revenue-producing authorities.(4) We have also attempted to reduce the fund's holdings of corporate-backed municipal obligations. However, the fund's holdings of airline bonds continued to languish after being hard-hit by the September 11 terrorist attacks, and it has made little sense to sell them at depressed prices.

What is the fund's current strategy?

We have continued to maintain a relatively cautious posture, focusing on income and credit quality in an uncertain economic climate. We have recently found the most attractive values among high-quality bonds with maturities between 20 and 30 years and 5% coupons or higher. Because such bonds tend to be attractive to individual investors, they have good liquidity characteristics and may give us the opportunity to upgrade the fund' s income if higher-yielding securities become available.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.4%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegan Hospital Finance Authority, HR
  (Allegan General Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,479,133

      7%, 11/15/2021                                                                            800,000                  804,744

Anchor Bay School District, Building and Site
   6%, 5/1/2023 (Insured; FGIC)
   (Prerefunded 5/1/2009)                                                                     1,500,000  (a)           1,745,205

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                4,774,000

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                2,046,600

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,225,000                1,182,346

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC)
   (Prerefunded 5/1/2005)                                                                     1,340,000  (a)           1,474,523

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,590,000                2,686,426

   Water Supply Systems Revenue:

      11.047%, 7/1/2022 (Insured; FGIC)                                                       1,500,000  (b)           1,571,340

      Senior Lien 5.75%, 7/1/2028 (Insured; FGIC)                                             4,000,000                4,327,960

Dickinson County Healthcare System, HR:

   5.50%, 11/1/2013 (Insured; ACA)                                                            5,715,000                6,038,583

   5.70%, 11/1/2018 (Insured; ACA)                                                            3,000,000                3,119,310

Fowlerville Community Schools School District

  5.60%, 5/1/2016

   (Insured; MBIA) (Prerefunded 5/1/2007)                                                     2,995,000  (a)           3,366,799

Grand Rapids Housing Finance Authority,
   Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,046,590

Grand Valley State University, Revenue

   5.25%, 12/1/2020 (Insured; FGIC)                                                           3,000,000                3,121,020

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,976,255

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,416,940

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012 (Prerefunded 1/1/2005)                                                  1,145,000  (a)           1,255,309

      5.90%, 1/1/2013 (Prerefunded 1/1/2005)                                                  1,095,000  (a)           1,200,492

      6.10%, 1/1/2025 (Prerefunded 1/1/2005)                                                  3,000,000  (a)           3,301,650


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,251,675

Michigan Building Authority, Lease Revenue

   9.07% 10/15/2017                                                                           5,000,000  (b,c)         5,779,150

Michigan Hospital Finance Authority, HR:

  (Crittenton Hospital):

      6.70%, 3/1/2007                                                                         2,250,000                2,287,260

      5.50%, 3/1/2022                                                                         4,000,000                3,973,800

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,117

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,951,400

   (Trinity Healtheast) 6%, 12/1/2027 (Insured; AMBAC)                                        3,500,000                3,839,325

Michigan Housing Development Authority

   6.75%, 12/1/2014                                                                           1,625,000                1,696,646

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                2,556,865

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  858,531

Michigan Municipal Bond Authority, Revenue

   (Clean Water State Revolving Fund) 9.158% 10/1/2021                                        5,100,000  (b,c)         5,685,939

   (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,772,950

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,882,130

Michigan Strategic Fund, Limited Obligation Revenue:

  (Ledyard Association Ltd. Partnership Project)

    6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co.)                                            3,075,000                3,422,321

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                2,917,980

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,772,828

Monroe County Economic Development Corp, Ltd. Obligation

  Revenue (Detroit Edison Co. Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,545,680

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                           1,015,000                1,019,933

Pontiac Tax Increment Finance Authority, Revenue

   6.375%, 6/01/2031                                                                          3,170,000                3,130,375

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,429,205

Romulus Economic Development Corp, Ltd. Obligation EDR

  (Romulus Hir Ltd. Partnership Project)

   7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)                                 3,700,000                4,651,011

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Stockbridge Community Schools

   5.50%, 5/1/2021                                                                              600,000                  630,624

Sturgis Public School District, School Building and

   Site 5.625%, 5/1/2025                                                                      5,085,000                5,354,810

Wayne Charter County, Airport Revenue,

   Special Facilities (Northwest Airlines Inc.)
   6.75%, 12/1/2015                                                                           5,150,000                3,771,809

Wyandotte, Electric Revenue:

   5.375%, 10/1/2016 (Insured; MBIA)                                                          1,870,000                2,021,582

   5.375%, 10/1/2017 (Insured; MBIA)                                                          2,000,000                2,142,440

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $121,296,158)                                                                                               129,356,611
SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, VRDN

  PCR (Consumer Power Project) 2.00%

   (cost $2,200,000)                                                                          2,200,000  (d)           2,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,496,158)                                                              98.0%             131,556,611

CASH AND RECEIVABLES (NET)                                                                          2.0%               2,667,112

NET ASSETS                                                                                        100.0%             134,223,723


Summary of Abbreviations

ACA               American Capital Access

AMBAC             American Municipal Bond
                        Assurance Corporation

COP               Certificate of Participation

EDR               Economic Development Revenue

FGIC              Financial Guaranty Insurance
                        Company

FNMA              Federal National Mortgage
                        Association

HR                Hospital Revenue

MBIA              Municipal Bond Investors
                        Assurance Insurance
                        Corporation

PCR               Pollution Control Revenue

SWDR              Solid Waste Disposal Revenue

VRDN              Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              59.6

AA                               Aa                              AA                                                5.7

A                                (A)                             A                                                14.6

BBB                              Baa                             BBB                                               3.3

F1                               Mig1                            SP1                                               1.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    15.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $11,465,089 OR 8.5% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,496,158   131,556,611

Cash                                                                    419,220

Interest receivable                                                   2,145,484

Receivable for shares of Beneficial Interest subscribed                 216,160

Prepaid expenses                                                         12,137

                                                                    134,349,612
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,400

Payable for shares of Beneficial Interest redeemed                          400

Accrued expenses                                                         25,089

                                                                        125,889
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      134,223,723
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     126,560,584

Accumulated undistributed investment income--net                         26,312

Accumulated net realized gain (loss) on investments                    (423,626)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,060,453
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      134,223,723

NET ASSET VALUE PER SHARE

                                                                              Class A     Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            116,424,183  10,817,658     6,981,882

Shares Outstanding                                                          7,629,758     709,027       457,436
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.26       15.26         15.26

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,845,370

EXPENSES:

Management fee--Note 3(a)                                              372,476

Shareholder servicing costs--Note 3(c)                                 213,353

Distribution fees--Note 3(b)                                            50,012

Registration fees                                                       11,548

Custodian fees                                                          10,208

Prospectus and shareholders' reports                                     9,235

Professional fees                                                        4,680

Trustees' fees and expenses--Note 3(d)                                   1,487

Loan commitment fees--Note 2                                               834

Miscellaneous                                                            6,247

TOTAL EXPENSES                                                         680,080

INVESTMENT INCOME--NET                                               3,165,290
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                302,164

Net unrealized appreciation (depreciation) on investments            1,406,288

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,708,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,873,742

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months Ended
                                           October 31, 2002      Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,165,290             6,414,891

Net realized gain (loss) on investments           302,164             1,364,759

Net unrealized appreciation
   (depreciation) on investments                1,406,288               826,696

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,873,742             8,606,346
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,820,106)           (5,793,346)

Class B shares                                   (226,241)             (464,643)

Class C shares                                   (124,344)             (144,058)

TOTAL DIVIDENDS                                (3,170,691)           (6,402,047)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,880,326             5,995,109

Class B shares                                  1,300,086             1,554,414

Class C shares                                  2,133,862             3,725,592

Dividends reinvested:

Class A shares                                  1,597,015             3,249,016

Class B shares                                     85,235               186,494

Class C shares                                     78,758                96,944

Cost of shares redeemed:

Class A shares                                 (6,295,507)          (13,380,288)

Class B shares                                   (894,981)           (3,163,246)

Class C shares                                   (274,665)             (320,035)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (389,871)           (2,056,000)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,313,180               148,299
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,910,543           132,762,244

END OF PERIOD                                 134,223,723           132,910,543

Undistributed investment income--net               26,312                   --


                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                      123,207               396,919

Shares issued for dividends reinvested           104,209               215,384

Shares redeemed                                 (411,444)             (886,738)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (184,028)             (274,435)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       84,618               102,783

Shares issued for dividends reinvested             5,561                12,363

Shares redeemed                                  (58,282)             (208,952)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     31,897               (93,806)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                      139,730               245,414

Shares issued for dividends reinvested             5,135                 6,437

Shares redeemed                                  (17,751)              (21,390)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    127,114               230,461

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 11,549 CLASS B SHARES REPRESENTING $176,828 WERE AUTOMATICALLY CONVERTED TO 11,548 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 131,747 CLASS B SHARES REPRESENTING $2,002,876 WERE AUTOMATICALLY CONVERTED TO 131,686 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                             Year Ended April 30,
                                                              ---------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)        2001         2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.07         14.82          14.32         15.57       15.61         15.14

Investment Operations:

Investment income--net                                 .37(b)        .73(b)         .75           .76         .78           .80

Net realized and unrealized
   gain (loss) on investments                          .19           .25            .50         (1.16)        .12           .48

Total from Investment Operations                       .56           .98           1.25          (.40)        .90          1.28

Distributions:

Dividends from investment
   income--net                                        (.37)         (.73)          (.75)         (.76)       (.78)         (.80)

Dividends from net realized
   gain on investments                                  --            --             --          (.09)       (.16)         (.01)

Total Distributions                                   (.37)         (.73)          (.75)         (.85)       (.94)         (.81)

Net asset value, end of period                       15.26         15.07          14.82         14.32       15.57         15.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  3.71(d)       6.72           8.90         (2.56)       5.89          8.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .93(e)        .94            .93           .94         .92           .92

Ratio of net investment income

   to average net assets                              4.75(e)       4.86           5.11          5.18        4.96          5.12

Portfolio Turnover Rate                              17.79(d)      38.11          29.62         29.55       36.17         41.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     116,424       117,732        119,860       123,635     145,764       149,221

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.85% TO  4.86%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                              Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.06         14.82          14.32         15.56          15.61         15.13

Investment Operations:

Investment income--net                                 .33(b)        .65(b)         .68           .69            .70           .72

Net realized and unrealized
   gain (loss) on investments                          .20           .24            .50         (1.15)           .11           .49

Total from Investment Operations                       .53           .89           1.18          (.46)           .81          1.21

Distributions:

Dividends from investment
    income--net                                       (.33)         (.65)          (.68)         (.69)          (.70)         (.72)

Dividends from net realized
   gain on investments                                  --            --             --          (.09)          (.16)         (.01)

Total Distributions                                   (.33)         (.65)          (.68)         (.78)          (.86)         (.73)

Net asset value, end of period                       15.26         15.06          14.82         14.32          15.56         15.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  3.51(d)       6.11           8.35         (2.98)          5.29          8.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.43(e)       1.44           1.44          1.44           1.42          1.42

Ratio of net investment income

   to average net assets                              4.24(e)       4.34           4.60          4.66           4.44          4.61

Portfolio Turnover Rate                              17.79(d)      38.11          29.62         29.55          36.17         41.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      10,818        10,201         11,422        13,101         22,338        20,938

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.33% TO  4.34%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)          2001          2000          1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.07         14.82            14.33         15.57          15.61       15.14

Investment Operations:

Investment income--net                                 .31(b)        .62(b)           .64           .65            .66         .67

Net realized and unrealized
   gain (loss) on investments                          .19           .25              .49         (1.15)           .12         .48

Total from Investment Operations                       .50           .87             1.13          (.50)           .78        1.15

Distributions:

Dividends from investment
   income--net                                        (.31)         (.62)            (.64)         (.65)          (.66)       (.67)

Dividends from net realized
   gain on investments                                  --            --               --          (.09)          (.16)       (.01)

Total Distributions                                   (.31)         (.62)            (.64)         (.74)          (.82)       (.68)

Net asset value, end of period                       15.26         15.07            14.82         14.33          15.57       15.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                  3.33(d)       5.93             8.01         (3.22)          5.08        7.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.66(e)       1.68             1.69          1.69           1.67        1.69

Ratio of net investment income

   to average net assets                              3.98(e)       4.05             4.33          4.43           4.16        4.26

Portfolio Turnover Rate                              17.79(d)      38.11            29.62         29.55          36.17       41.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       6,982         4,978            1,480         1,104          1,877         640

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.04% TO  4.05%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Michigan Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,262 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $700,769 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: tax exempt income $6,402,047. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

  The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $2,483 from commissions earned on sales of the fund's Class A shares and $11,648 and $1,532 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $26,636 and $23,376 respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $148,197, $13,318 and $7,792, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $33,529 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $26,219,280 and $23,087,056, respectively.

At  October 31, 2002, accumulated net unrealized appreciation on investments was
$8,060,453,   consisting   of   $9,617,061  gross  unrealized  appreciation  and
$1,556,608 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




                                                             The Fund


                 For More Information


                        Dreyfus Premier State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166





To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  053SA1002



================================================================================



Dreyfus Premier
State Municipal
Bond Fund,
Minnesota Series



SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                               Minnesota Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 4.47% for Class A shares, 4.26% for Class B shares and 4.06% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper Minnesota Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.72%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's positive overall performance was chiefly the result of a favorable investment environment for municipal bonds, which benefited from low interest rates and surging investor demand for high-quality bonds. Although the fund's performance trailed its benchmark slightly, we are pleased that the fund's returns exceeded its Lipper category average, which we attribute to our focus on high-quality bonds from fiscally sound municipal issuers.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Minnesota. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance and
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

The fund benefited from investors' changing expectations of future interest-rate movements. When the reporting period began in May 2002, the U.S. economy was recovering from recession. As evidence of renewed economic growth accumulated, investors increasingly expected the Federal Reserve Board (the "Fed") to begin raising interest rates in an attempt to forestall potential inflationary pressures. As a result, municipal bond prices began the reporting period at relatively low levels.

During the summer of 2002, however, it became apparent that the economic recovery was not as strong as most investors had hoped. Investors pushed back their expectations of the timing of eventual interest-rate hikes, and municipal bonds rallied. At the same time, investors became increasingly concerned about corporate scandals and heightened international tensions. As a result, investors continued to flock toward high-quality municipal bonds, boosting prices further.

Although September and October of 2002 saw a great deal of market volatility, municipal bond prices generally rose as investors realized that the Fed's next move was likely to be toward lower interest rates, not higher ones. In fact, the Fed cut short-term interest rates by 0.50 percentage points just a few days after the end of the reporting period.

Finally, the weak U.S. economy contributed to the erosion of Minnesota's fiscal condition. Although the major credit rating agencies maintained the state's triple-A rating, the highest available, one of the agencies placed Minnesota on negative credit watch during the reporting period.

In this uncertain environment, we maintained the fund's average duration at points that were slightly longer than its Lipper category average, enabling us to capture higher yields for as long as practical. In addition, we limited the fund' s exposure to the state's general obligation bonds, preferring instead highly rated or insured bonds issued by fiscally sound municipalities and revenue-producing authorities.(4) We have also generally avoided corporate-backed municipal obligations.

What is the fund's current strategy?

We have continued to maintain a relatively cautious posture, focusing on income and credit quality in an uncertain economic climate. We have recently found the most attractive values among high-quality bonds with maturities between 20 and 30 years and 5% coupons or higher. Because such bonds tend to be attractive to individual investors, they have good liquidity characteristics and may give us the opportunity to upgrade the fund' s income if higher-yielding securities become available.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.1%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Anoka County, SWDR (United Power Association Project)

  6.95%, 12/1/2008 (Guaranteed; National Rural

   Utilities Cooperative Finance Corp.)                                                       3,435,000                3,481,579

Bass Brook, PCR (Minnesota Power and Light Co.)

   6%, 7/1/2022                                                                               1,500,000                1,525,620

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,553,250

Chaska, Electric Revenue 6%, 10/1/2020                                                        3,000,000                3,172,920

Columbia Heights, MFHR (Crest View)

   6.625%, 4/20/2043 (Collateralized; GNMA)                                                   1,500,000                1,707,660

Dakota County Housing and Redevelopment Authority,
   South Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               20,000                   20,034

Duluth Economic Development Authority,

  Health Care Facilities Revenue

   (Saint Lukes Hospital) 7.25%, 6/15/2032                                                    3,000,000                2,991,300

Inver Grove Heights Independent
   School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,394,056

Lake Superior Independent School District Number 381:

   5%, 4/1/2020 (Insured; FSA)                                                                2,510,000                2,576,565

   5%, 4/1/2021 (Insured; FSA)                                                                2,640,000                2,688,206

Lakeville Independent School District Number 194

   5.50%, 2/1/2024 (Insured; FGIC)                                                            8,700,000                9,206,601

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  656,752

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                1,081,166

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              715,000                  706,556

      6.50%, 4/1/2029                                                                         1,000,000                  948,130

   Home Ownership Program 7.10%, 6/1/2021                                                       285,000                  287,645

   MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,356,486

   Revenue (Blake School Project) 5.45%, 9/1/2021                                             2,000,000                2,068,260

Minneapolis and Saint Paul
   Metropolitan Airports Commission,

   Airport Revenue 5.75%, 1/1/2032 (Insured; FGIC)                                            4,995,000                5,351,143

Minneapolis Community Development Agency, Ltd. Tax

   Supported Development Revenue 8%, 12/1/2009                                                  300,000                  300,804

Minneapolis Public Facilities Authority, Water Pollution

   Control Revenue 5.375%, 3/1/2019                                                           3,000,000                3,155,730


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Minneapolis-Saint Paul Housing and Redevelopment
  Authority, Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,807,337

State of Minnesota:

   6%, 10/1/2011 (Prerefunded 10/1/2004)                                                      5,625,000  (a)           6,077,475

   (Duluth Airport) 6.25%, 8/1/2014                                                           2,500,000                2,713,150

Minnesota Agricultural and Economic Development Board,

  Revenue:

    (Evangelical Lutheran Project):

         6%, 2/1/2022                                                                         1,130,000                1,146,035

         6%, 2/1/2027                                                                         1,750,000                1,768,200

      (Fairview Health Care Systems)

         6.375%, 11/15/2029                                                                   4,000,000                4,274,440

Minnesota Higher Education Facilities Authority:

  College and University Revenue:

      (College of Saint Catherine)
         5.375%, 10/1/2032                                                                    1,500,000                1,503,360

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                1,032,810

         5.40%, 4/1/2022                                                                      2,125,000                2,165,885

Minnesota Housing Finance Agency, Revenue:

  Rental Housing

      6.10%, 8/1/2009                                                                           785,000                  786,138

   Single Family Mortgage:

      5.80%, 1/1/2019                                                                         1,995,000                2,057,982

      5.45%, 1/1/2022 (Insured; MBIA)                                                         1,000,000                1,024,900

      6.95%, 7/1/2026                                                                         1,255,000                1,294,683

Minnesota Retirement Systems, Building Revenue

   6%, 6/1/2030                                                                               1,475,000                1,660,629

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home--North Ridge):

      5.90%, 3/1/2019                                                                         1,000,000                  955,540

      5.875%, 3/1/2029                                                                        3,000,000                2,786,430

Northern Municipal Power Agency,
   Electric System Revenue

   8.745%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         5,900,100

Northfield, HR 6%, 11/1/2031                                                                  2,000,000                1,982,360

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,854,163

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,829,340

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Saint Cloud Housing and Redevelopment Authority,

  Revenue (State University Foundation Project)

   5.125%, 5/1/2018                                                                           1,500,000                1,571,475

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project)

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                2,100,740

   Parking (Block 19 Ramp)

      5.25%, 8/1/2023 (Insured; FSA)                                                          3,395,000                3,503,946

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                          970,000                  983,318

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,154,000

Seaway Port Authority of Duluth,
   Industrial Development Dock

   and Wharf Revenues (Cargill Inc. Project)
   6.80%, 5/1/2012                                                                            3,000,000                3,073,680

Shakopee Public Utilities Commission, Public Utilities

   Revenue 6%, 2/1/2028 (Insured; MBIA)                                                       1,000,000                1,071,240

Southern Municipal Power Agency,

  Power Supply System Revenue:

      5.75%, 1/1/2018 (Insured; MBIA)                                                         2,000,000                2,053,640

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,658,846

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  11,530,000                3,447,355

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   3,700,000                1,050,097

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                6,544,518

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.375%, 11/15/2018 (Insured; ACA)                                                          2,215,000                2,245,235

Western Minnesota Municipal Power Agency,
   Electric Power and Light Revenue
   5.50%, 1/1/2012 (Insured; AMBAC)                                                             900,000                  984,834

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $125,516,282)                                                                                               131,294,344


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--4.1%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Beltrami County, Environmental Control Revenue,

   VRDN (Northwood Panelboard Co. Project) 1.95%                                              1,200,000  (d)           1,200,000

Mankato, Multi Family Revenue, VRDN

  (Highland Hills of Mankato)

   2.05% (LOC; U.S. Bank and Trust)                                                           1,000,000  (d)           1,000,000

Minnesota Higher Education Facilities Authority,

  College and University Revenue, VRDN

  (Saint Olaf College)

   1.95% (LOC; Harris Trust and Savings Bank)                                                 1,000,000  (d)           1,000,000

Saint Paul Housing and Redevelopment Authority,
   Revenue, VRDN (Minnesota Public Radio Project)

   2% (LOC; Allied Irish Bank)                                                                2,500,000  (d)           2,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,700,000)                                                                                                   5,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $131,216,282)                                                              98.2%             136,994,344

CASH AND RECEIVABLES (NET)                                                                          1.8%               2,479,223

NET ASSETS                                                                                        100.0%             139,473,567

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.8

AA                               Aa                              AA                                               10.7

A                                A                               A                                                20.7

BBB                              Baa                             BBB                                              11.2

BB                               Ba                              BB                                                2.2

F1                               Mig1                            SP1                                               4.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2002,  THIS
     SECURITY AMOUNTED TO $5,900,100 OR 4.2% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           131,216,282   136,994,344

Cash                                                                    512,627

Interest receivable                                                   2,051,027

Receivable for shares of Beneficial Interest subscribed                  94,281

Prepaid expenses                                                         11,933

                                                                    139,664,212
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           104,781

Payable for shares of Beneficial Interest redeemed                       65,054

Accrued expenses and other liabilities                                   20,810

                                                                        190,645
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      139,473,567
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     133,750,118

Accumulated undistributed investment income--net                          4,723

Accumulated net realized gain (loss) on investments                     (59,336)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       5,778,062
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      139,473,567

NET ASSET VALUE PER SHARE

                                                                              Class A      Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            118,980,252   16,555,362      3,937,953

Shares Outstanding                                                          7,826,406    1,087,219        258,670
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.20        15.23          15.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,760,370

EXPENSES:

Management fee--Note 3(a)                                              383,605

Shareholder servicing costs--Note 3(c)                                 213,487

Distribution fees--Note 3(b)                                            51,399

Custodian fees                                                          11,265

Registration fees                                                       11,057

Prospectus and shareholders' reports                                     9,459

Professional fees                                                        9,249

Trustees' fees and expenses--Note 3(d)                                   1,729

Loan commitment fees--Note 2                                               858

Miscellaneous                                                            7,196

TOTAL EXPENSES                                                         699,304

INVESTMENT INCOME--NET                                               3,061,066
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 57,852

Net unrealized appreciation (depreciation) on investments            2,874,197

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,932,049

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,993,115

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,061,066             6,233,592

Net realized gain (loss) on investments            57,852               585,933

Net unrealized appreciation (depreciation)
   on investments                               2,874,197             1,919,825

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,993,115             8,739,350
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,697,182)           (5,599,588)

Class B shares                                   (297,126)             (563,470)

Class C shares                                    (66,758)              (70,174)

TOTAL DIVIDENDS                                (3,061,066)           (6,233,232)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,626,163             9,470,828

Class B shares                                  3,463,910             3,770,699

Class C shares                                    819,583             2,163,770

Dividends reinvested:

Class A shares                                  1,623,039             3,394,793

Class B shares                                    132,362               315,972

Class C shares                                     18,197                27,862

Cost of shares redeemed:

Class A shares                                 (8,711,612)          (14,468,652)

Class B shares                                 (1,051,626)           (5,074,847)

Class C shares                                   (185,101)             (136,329)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,734,915              (535,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,666,964             1,970,214
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           134,806,603           132,836,389

END OF PERIOD                                 139,473,567           134,806,603

Undistributed investment income--net                4,723                   --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       369,587               633,854

Shares issued for dividends reinvested            106,871               227,809

Shares redeemed                                  (573,996)             (972,911)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (97,538)             (111,248)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       227,345               252,009

Shares issued for dividends reinvested              8,700                21,162

Shares redeemed                                   (69,175)             (338,910)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     166,870               (65,739)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        54,200               144,896

Shares issued for dividends reinvested              1,195                 1,867

Shares redeemed                                   (12,253)               (9,176)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      43,142               137,587

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 36,484 CLASS B SHARES REPRESENTING $552,851 WERE AUTOMATICALLY CONVERTED TO 36,533 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 244,691 CLASS B SHARES REPRESENTING $3,671,473 WERE AUTOMATICALLY CONVERTED TO 245,090 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)            2002(a)        2001          2000          1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.88            14.60          14.11         15.30         15.30       15.03

Investment Operations:

Investment income--net                                 .34(b)           .70(b)         .74           .75           .78         .82

Net realized and unrealized
   gain (loss) on investments                          .32              .28            .49         (1.13)          .04         .27

Total from Investment Operations                       .66              .98           1.23          (.38)          .82        1.09

Distributions:

Dividends from
   investment income--net                             (.34)            (.70)          (.74)         (.75)         (.78)       (.82)

Dividends from net realized
   gain on investments                                  --               --             --          (.06)         (.04)         --

Total Distributions                                   (.34)            (.70)          (.74)         (.81)         (.82)       (.82)

Net asset value, end of period                       15.20            14.88          14.60         14.11         15.30       15.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                   4.47(d)          6.82           8.90         (2.48)         5.41        7.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses
   to average net assets                               .93(e)           .93            .92           .93           .91         .90

Ratio of net investment income
   to average net assets                              4.47(e)          4.71           5.13          5.20          5.05        5.32

Portfolio Turnover Rate                              16.25(d)         33.33          14.00         13.45         41.27       13.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     118,980          117,881        117,281       116,261       134,314     126,115

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                             Year Ended April 30,
                                                                --------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)        2002(a)        2001          2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.90        14.62          14.14         15.33        15.33         15.06

Investment Operations:

Investment income--net                                 .30(b)       .62(b)         .67           .67          .70           .74

Net realized and unrealized
   gain (loss) on investments                          .33          .28            .48         (1.13)         .04           .27

Total from Investment Operations                       .63          .90           1.15          (.46)         .74          1.01

Distributions:

Dividends from
   investment income--net                             (.30)        (.62)          (.67)         (.67)        (.70)         (.74)

Dividends from net realized
   gain on investments                                  --           --             --          (.06)        (.04)           -

Total Distributions                                   (.30)        (.62)          (.67)         (.73)        (.74)         (.74)

Net asset value, end of period                       15.23        14.90          14.62         14.14        15.33         15.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                   4.26(d)      6.26           8.27         (2.97)        4.86          6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.44(e)      1.44           1.43          1.46         1.43          1.42

Ratio of net investment income
   to average net assets                              3.93(e)      4.18           4.62          4.64         4.52          4.79

Portfolio Turnover Rate                              16.25(d)     33.33          14.00         13.45        41.27         13.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      16,555       13,714         14,417        14,671       29,562        28,568

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                            Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)       2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.90       14.62          14.13         15.33          15.33         15.06

Investment Operations:

Investment income--net                                 .28(b)      .56(b)         .63           .63            .65           .69

Net realized and unrealized
   gain (loss) on investments                          .32         .31            .49         (1.14)           .04           .27

Total from Investment Operations                       .60         .87           1.12          (.51)           .69           .96

Distributions:

Dividends from
   investment income--net                             (.28)       (.59)          (.63)         (.63)          (.65)         (.69)

Dividends from net realized
   gain on investments                                  --          --             --          (.06)          (.04)          -

Total Distributions                                   (.28)       (.59)          (.63)         (.69)          (.69)         (.69)

Net asset value, end of period                       15.22       14.90          14.62         14.13          15.33         15.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.06(d)     5.99           8.03         (3.30)          4.53          6.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.68(e)     1.69           1.72          1.73           1.74          1.73

Ratio of net investment income
   to average net assets                              3.67(e)     3.85           4.32          4.38           4.16          4.40

Portfolio Turnover Rate                              16.25(d)    33.33          14.00         13.45          41.27         13.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,938       3,211          1,139         1,073          1,422           667

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that offers eleven series, including the Minnesota Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal income tax and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,341 during the period ended October 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $97,490 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: tax exempt income $6,233,232. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $6,420 from commissions earned on sales of the fund's Class A shares and $13,677 and $548 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $37,772 and $13,627, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $150,938, $18,886 and $4,542, respectively, pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $28,336 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The  aggregate amount of purchases and sales of investment securities, excluding
short-term   securities,  during  the  period  October  31,  2002,  amounted  to
$26,448,921 and $21,300,589, respectively.

At October 31, 2002, accumulated net unrealized appreciation on investments was $5,778,062, consisting of $6,081,990 gross unrealized appreciation and $303,928 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  055SA1002



================================================================================



Dreyfus Premier
State Municipal
Bond Fund,
North Carolina Series




SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                          North Carolina Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 4.07% for Class A shares, 3.89% for Class B shares and 3.75% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper North Carolina Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.12%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s positive overall performance to a favorable market environment for municipal bonds, characterized by low interest rates, few inflationary pressures and robust investor demand. However, the fund underperformed both its benchmark and Lipper category average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that have 10-year call protection and that are selling at a premium to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Signs of economic recovery began to appear in early 2002, and the national and North Carolina economies gained some momentum just before the reporting period began. The Federal Reserve Board (the "Fed" ) responded by curtailing the aggressive interest-rate reduction campaign that had driven short-term interest rates to their lowest level in 40 years, shifting from an accommodative bias to a neutral one. However, the recovery proved to be more sluggish than most investors expected. Economic growth was held back by anemic corporate spending, a declining stock market and the effects of the accounting-related scandals
involving    some    major    U.S.    corporations.

Although many investors expected the Fed to begin raising short-term interest rates soon after the economic rebound began, the recovery's unexpectedly lackluster pace caused the Fed to leave interest rates unchanged throughout the reporting period. However, just after the end of the reporting period, the Fed
reduced   short-term   interest   rates   another   0.50   percentage   points.

Because of these shifting interest-rate expectations, municipal bond prices began the reporting period at relatively attractive price levels. During the summer of 2002, when investors' expectations of the timing of eventual interest-rate hikes were pushed back substantially, municipal bond prices rallied. Although the market gave up some of its previous gains in September and October, the fund's fully invested position and relatively long average duration enabled it to capture substantial levels of capital appreciation. In addition, the relatively high yields of the fund's more seasoned positions contributed positively to its total return for the reporting period.

The weak economy has caused deterioration in North Carolina's fiscal condition, leading one of the major credit rating agencies to downgrade the state's rating from triple-A status, the highest rating available, to the high end of the double-A range.

What is the fund's current strategy?

We have continued to maintain a relatively defensive investment posture, emphasizing high-quality, long-term bonds. We have also recently begun to reduce the fund' s average duration by increasing the fund's cash position, a strategy designed to manage potential volatility and keep resources available for new investment opportunities as they arise. In our view, these strategies are prudent in light of economic data that suggest North Carolina may continue to be affected along with other states by the weak U.S. economy.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--86.4%

Appalachian State University, Housing and Student

  Center System Revenue

   5.60%, 7/15/2020 (Insured; FSA)                                                            1,000,000                1,094,740

Cabarrus County, COP, Installment Financing Contract                                          2,000,000                2,234,320

   5.50%, 4/1/2014

Charlotte:

   5%, 7/1/2021                                                                               1,525,000                1,561,905

   5.60%, 6/1/2022                                                                            2,770,000                2,976,808

   5%, 7/1/2022                                                                               2,110,000                2,149,563

   Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)                                            1,500,000                1,614,870

   Storm Water Fee Revenue:

      5.25%, 6/1/2020 (Prerefunded 6/1/2010)                                                  1,000,000  (a)           1,058,670

      6%, 6/1/2025                                                                            2,000,000                2,356,780

   Water and Sewer System Revenue:

      5.50%, 6/1/2017                                                                         1,650,000                1,817,871

      5.25%, 6/1/2025                                                                         1,710,000                1,931,257

High Point, Water and Sewer System Revenue

   4.75%, 6/1/2019 (Insured; MBIA)                                                            1,000,000                1,019,560

New Hanover County, COP, Public Improvement

  (New Hanover County Projects)

   5.75%, 11/1/2017                                                                           1,700,000                1,902,470

New Hanover County Industrial Facilities and Pollution Control Financing Authority
   (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                1,017,250

North Carolina Capital Facilities Finance Agency, Revenue

   (Duke University Project) 5.125%, 7/1/2042                                                 2,450,000                2,473,030

North Carolina Eastern Municipal Power Agency, Power

  System Revenue:

      5%, 1/1/2021 (Prerefunded 1/1/2021)                                                     1,615,000  (a)           1,692,036

      6%, 1/1/2022 (Insured; ACA)                                                             1,000,000                1,079,120

      6.75%, 1/01/2026 (Insured; ACA)                                                         3,000,000                3,287,250

North Carolina Educational Assistance Authority,
   Guaranteed Student Loan Revenue
   6.35%, 7/1/2016                                                                            4,375,000                4,610,112

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,155,000                3,290,507


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,166,775

      (Gaston Health Care)

         5%, 2/15/2029                                                                        2,000,000                1,897,600

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,250,000                3,561,513

      (Northeast Medical Center Project):

         5.50%, 11/1/2025 (Insured; AMBAC)                                                    1,000,000                1,051,050

         5.50%, 11/1/2030 (Insured; AMBAC)                                                    2,000,000                2,099,100

      (Southeast Regional Medical Center):

         6.25%, 6/1/2029                                                                      2,000,000                2,128,860

         5.375%, 6/1/2032                                                                     3,225,000                3,161,661

      (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,572,592

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue

   5.50%, 1/1/2015 (Insured; MBIA)                                                            4,000,000                4,505,400

Pitt County, COP (School Facilities Project)

   5.30%, 4/1/2021 (Insured; FSA)                                                               550,000                  572,896

Raleigh, Public Improvement

   4.90%, 6/1/2020                                                                              900,000                  922,032

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2019 (Insured; FGIC)                                                           3,000,000                3,156,990

Rockingham, COP

   5%, 4/1/2018 (Insured; AMBAC)                                                              1,785,000                1,859,256

Shelby, Combined Enterprise System Revenue
   5.625%, 5/1/2014                                                                           1,000,000                1,049,370

Thomasville, Combined Enterprise System Revenue

   5.125%, 5/1/2027 (Insured; MBIA)                                                           1,000,000                1,015,180

University of North Carolina, Revenue:

  (Chapel Hill):

      5%, 12/1/2020                                                                           2,000,000                2,042,600

      (Utility System) Zero Coupon, 8/1/2018                                                    750,000                  350,970

   (Wilmington)

      5%, 1/1/2017 (Insured; AMBAC)                                                           1,250,000                1,319,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--11.5%

Children's Trust Fund of Puerto Rico, Tobacco Settlement

   Asset Backed 5.50%, 5/15/2039                                                              2,500,000                2,406,775

Puerto Rico Public Finance Corp.:

   5.375%, 8/1/2024 (Insured; MBIA)                                                           4,000,000                4,207,680

   6%, 8/1/2026                                                                               2,000,000                2,308,140

Virgin Islands Public Finance Authority, Revenues:

  Matching Fund Loan Notes

   Sub Lien Fund Loan Notes 5.875%, 10/1/2018                                                   850,000                  857,174
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $79,576,626)                                                              97.9%               83,381,533

CASH AND RECEIVABLES (NET)                                                                         2.1%                1,789,571

NET ASSETS                                                                                       100.0%               85,171,104


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company
FSA                       Financial Security Assurance

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.8

AA                               Aa                              AA                                               18.8

A                                A                               A                                                27.8

BBB                              Baa                             BBB                                               4.0

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     3.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  79,576,626  83,381,533

Cash                                                                    435,519

Interest receivable                                                   1,419,075

Receivable for shares of Beneficial Interest subscribed                   5,563

Prepaid expenses                                                         10,454

                                                                     85,252,144
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            67,811

Payable for shares of Beneficial Interest redeemed                          720

Accrued expenses                                                         12,509

                                                                         81,040
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       85,171,104
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      82,794,092

Accumulated undistributed investment income--net                          3,039

Accumulated net realized gain (loss) on investments                 (1,430,934)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,804,907
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       85,171,104

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             63,558,499             19,884,936              1,727,669

Shares Outstanding                                                          4,642,407              1,453,588                126,136
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.69                  13.68                  13.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,229,660

EXPENSES:

Management fee--Note 3(a)                                              234,900

Shareholder servicing costs--Note 3(c)                                 132,454

Distribution fees--Note 3(b)                                            55,510

Registration fees                                                       10,304

Custodian fees                                                           9,576

Professional fees                                                        6,962

Prospectus and shareholders' reports                                     6,178

Trustees' fees and expenses--Note 3(d)                                     863

Loan commitment fees--Note 2                                               523

Miscellaneous                                                            5,350

TOTAL EXPENSES                                                         462,620

INVESTMENT INCOME--NET                                               1,767,040
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                451,052

Net unrealized appreciation (depreciation) on investments            1,126,486

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,577,538

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,344,578

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,767,040            3,571,895

Net realized gain (loss) on investments           451,052             (997,705)

Net unrealized appreciation (depreciation)
   on investments                               1,126,486            2,291,738

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,344,578            4,865,928
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,364,119)          (2,747,300)

Class B shares                                  (377,131)            (778,222)

Class C shares                                   (25,629)             (45,743)

TOTAL DIVIDENDS                               (1,766,879)          (3,571,265)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,380,547          7,621,941

Class B shares                                  1,890,806          3,875,030

Class C shares                                    666,796            701,874

Dividends reinvested:

Class A shares                                    681,766          1,353,911

Class B shares                                    208,051            426,538

Class C shares                                     10,821             24,130

Cost of shares redeemed:

Class A shares                                (2,501,546)          (5,154,953)

Class B shares                                (2,179,876)          (4,023,508)

Class C shares                                  (392,083)             (74,754)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         765,282            4,750,209

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,342,981            6,044,872
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            82,828,123           76,783,251

END OF PERIOD                                  85,171,104           82,828,123

Undistributed investment income--net                3,039               --


                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       174,385             567,296

Shares issued for dividends reinvested             49,774             100,649

Shares redeemed                                  (182,052)           (383,948)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,107             283,997
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       138,508             288,164

Shares issued for dividends reinvested             15,208              31,737

Shares redeemed                                  (159,980)           (298,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,264)              21,211
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        48,515              52,399

Shares issued for dividends reinvested                790               1,792

Shares redeemed                                   (29,026)             (5,563)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,279              48,628

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 58,277 CLASS B SHARES REPRESENTING $796,798 WERE AUTOMATICALLY CONVERTED TO 58,234 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 173,856 CLASS B SHARES REPRESENTING $2,352,835 WERE AUTOMATICALLY CONVERTED TO 173,723 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                          October 31, 2002                                  Year Ended April 30,
                                                                --------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)       2001          2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.44         13.21         12.79         13.95          13.91         13.23

Investment Operations:

Investment income--net                                 .29(b)        .61(b)        .66           .65            .66           .67

Net realized and unrealized
   gain (loss) on investments                          .25           .23           .42         (1.12)           .11           .68

Total from Investment Operations                       .54           .84          1.08          (.47)           .77          1.35

Distributions:

Dividends from
   investment income--net                             (.29)         (.61)         (.66)         (.65)          (.66)         (.67)

Dividends from net realized
   gain on investments                                  --            --           --           (.04)          (.07)           --

Total Distributions                                   (.29)         (.61)         (.66)         (.69)          (.73)         (.67)

Net asset value, end of period                       13.69         13.44         13.21         12.79          13.95         13.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.07(d)       6.46          8.57         (3.38)          5.63         10.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .96(e)        .95           .95           .97            .94           .87

Ratio of net investment income
   to average net assets                              4.27(e)       4.54          5.01          4.97           4.68          4.89

Portfolio Turnover Rate                              31.18(d)      36.45         32.30         39.92          41.15         32.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      63,558        61,807        57,033        55,883         47,794        41,592

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR  TO MAY  1,  2001  NOT  BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                                    Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)       2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.42         13.20         12.78          13.94          13.90         13.22

Investment Operations:

Investment income--net                                 .26(b)        .54(b)        .59            .58            .59           .60

Net realized and unrealized
   gain (loss) on investments                          .26           .22           .42          (1.12)           .11           .68

Total from Investment Operations                       .52           .76          1.01           (.54)           .70          1.28

Distributions:

Dividends from
   investment income--net                             (.26)         (.54)         (.59)          (.58)          (.59)         (.60)

Dividends from net realized
   gain on investments                                  --             --          --            (.04)          (.07)           --

Total Distributions                                   (.26)         (.54)         (.59)          (.62)          (.66)         (.60)

Net asset value, end of period                       13.68         13.42         13.20          12.78          13.94         13.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   3.89(d)       5.85          8.03          (3.88)          5.10          9.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.45(e)       1.45          1.45           1.48           1.44          1.38

Ratio of net investment income
   to average net assets                              3.77(e)       4.04          4.50           4.42           4.16          4.39

Portfolio Turnover Rate                              31.18(d)      36.45         32.30          39.92          41.15         32.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      19,885        19,598        18,994         19,854         39,535        45,296

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.03% TO  4.04%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 NOT BEEN  RESTATED TO REFLECT  THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                     Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.44         13.22         12.80         13.96          13.90         13.22

Investment Operations:

Investment income--net                                 .24(b)        .51(b)        .56           .55            .56           .57

Net realized and unrealized
   gain (loss) on investments                          .26           .22           .42         (1.12)           .13           .68

Total from Investment Operations                       .50           .73           .98          (.57)           .69          1.25

Distributions:

Dividends from
   investment income--net                             (.24)         (.51)         (.56)         (.55)          (.56)         (.57)

Dividends from net realized
   gain on investments                                  --             --           --          (.04)          (.07)           --

Total Distributions                                   (.24)         (.51)         (.56)         (.59)          (.63)         (.57)

Net asset value, end of period                       13.70         13.44         13.22         12.80          13.96         13.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   3.75(d)       5.60          7.78         (4.10)          5.02          9.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.69(e)       1.68          1.68          1.72           1.63          1.62

Ratio of net investment income
   to average net assets                              3.50(e)       3.76          4.27          4.22           3.83          4.08

Portfolio Turnover Rate                              31.18(d)      36.45         32.30         39.92          41.15         32.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       1,728         1,423           756           671            434            44

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR  TO MAY  1,  2001  NOT  BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the North Carolina Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,444 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,879,108 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $306,110 of the carryover expires in fiscal 2008, $575,544 expires in fiscal 2009 and $997,454 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002, was as follows: tax exempt income $3,571,265. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $2,670 from commissions earned on sales of the fund's Class A shares, and $28,114 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $50,010 and $5,500, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $79,935, $25,005 and $1,833, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $18,858 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $27,359,548 and $25,830,589, respectively.

At October 31, 2002, accumulated net unrealized appreciation on investments was $3,804,907, consisting of $4,022,733 gross unrealized appreciation and $217,826 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                             The Fund



               For More Information



                        Dreyfus Premier State Municipal Bond Fund,
                        North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  065SA1002



================================================================================




      Dreyfus Premier State
      Municipal Bond Fund,
      Ohio Series



      SEMIANNUAL REPORT October 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                    Ohio Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 2.90% for Class A shares, 2.64% for Class B shares and 2.51% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper Ohio Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.58% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to low interest rates and surging investor demand for high-quality bonds. However, the fund's performance lagged that of its benchmark and Lipper category average, primarily because some of the fund's holdings of corporate-backed municipal obligations languished in the weak economy.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Ohio municipal bond funds.

What other factors influenced the fund's performance?

The fund benefited from investors' changing expectations of future interest-rate movements. When the reporting period began in May 2002, the U.S. economy was recovering from recession. As evidence of renewed economic growth accumulated, investors increasingly expected the Federal Reserve Board (the "Fed") to begin raising interest rates in an attempt to forestall potential inflationary pressures. As a result, municipal bond prices began the reporting period at relatively low levels.

During the summer of 2002, however, it became apparent that the economic recovery was not as strong as most investors had hoped. Investors pushed back their expectations of the timing of eventual interest-rate hikes, and municipal bonds rallied. At the same time, investors became increasingly concerned about corporate scandals and heightened international tensions. As a result, investors continued to flock toward high-quality municipal bonds, boosting prices further.

Although September and October of 2002 saw a great deal of market volatility, municipal bond prices generally rose as investors realized that the Fed's next move was likely to be toward lower interest rates, not higher ones. In fact, the Fed cut short-term interest rates by 0.50 percentage points just a few days after the end of the reporting period.

Finally, the weak U.S. economy contributed to the erosion of Ohio's fiscal condition. Although the major credit rating agencies maintained the state's double-A rating, the second highest available, one of the agencies placed Ohio on negative credit watch during the reporting period.


In this uncertain environment, we limited the fund's exposure to the state's general obligation bonds, preferring instead highly rated or insured bonds issued by fiscally sound municipalities and revenue-producing authorities, such as hospitals.(4) We have also attempted to reduce the fund's holdings of corporate-backed municipal obligations. However, the fund's holdings of airline bonds continued to languish after being hard-hit by the September 11 terrorist attacks, and it has made little sense to sell them at depressed prices.

What is the fund's current strategy?

We have continued to maintain a relatively cautious posture, focusing on income and credit quality in an uncertain economic climate. We have recently found the most attractive values among high-quality bonds with maturities between 20 and 30 years and 5% coupons or higher. Because such bonds tend to be attractive to individual investors, they have good liquidity characteristics and may give us the opportunity to upgrade the fund' s income if higher-yielding securities become available.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.9%                                                       Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--93.2%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,636,749

   5.50%, 12/1/2020 (Insured; MBIA)                                                           1,460,000                1,560,521

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,339,548

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                       365,000                  370,154

Cincinnati City School District, School Improvement

   5.375%, 12/1/2018 (Insured; MBIA)                                                          6,560,000                7,052,197

Cincinnati Technical College 5.25%, 10/1/2022                                                 2,825,000                2,933,141

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems)

   5.625%, 9/1/2016 (Insured; AMBAC)                                                          4,250,000                4,545,928

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project):

      5.50%, 12/1/2008                                                                        5,000,000                3,656,500

      5.70%, 12/1/2019                                                                        1,000,000                  521,360

      5.375%, 9/15/2027                                                                       4,000,000                1,955,320

   COP (Stadium Project)

      5.25%, 11/15/2022 (Insured; AMBAC)                                                      1,210,000                1,241,085

   Public Power System Revenue

      5.125%, 11/15/2018 (Insured; MBIA)                                                      9,650,000                9,979,547

   Waterworks Revenue
      5.50%, 1/1/2021 (Insured; MBIA)                                                         8,000,000                8,770,400

Cleveland-Cuyahoga County Port Authority, Revenue,

  Special Assessment/Tax Increment:

      7%, 12/1/2018                                                                           2,345,000                2,351,073

      7.35%, 12/1/2031                                                                        3,655,000                3,711,360

Cleveland Municipal School District, Various Purpose

  Improvement:

      5%, 12/1/2021 (Insured; FGIC)                                                           2,975,000                3,025,575

      5%, 12/1/2022 (Insured; FGIC)                                                           1,090,000                1,101,576

Cuyahoga Community College District, General

  Receipts:

      5%, 12/1/2022 (Insured; AMBAC)                                                          1,500,000                1,515,840

      5%, 12/1/2032 (Insured; AMBAC)                                                          3,000,000                3,009,000

Cuyahoga County:

  HR:

    Improvement (MetroHealth Systems Project)

         6.125%, 2/15/2024                                                                    4,845,000                5,022,424

      Hospital Facilities Revenue (Canton Inc. Project)

         7.50%, 1/1/2030                                                                      6,250,000                6,870,500


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County (continued):

  Mortgage Revenue (West Tech Apartments Project)

      5.95%, 9/20/2042 (Guaranteed; GNMA)                                                     5,295,000                5,528,668

Erie County, Hospital Facilities Revenue

  (Firelands Regional Medical Center)

   5.625%, 8/15/2032                                                                          1,000,000                1,010,380

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,536,735

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,029,460

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               1,000,000  (a)           1,182,760

      7.20%, 12/1/2012 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               1,250,000  (a)           1,478,450

      6.10%, 12/1/2015 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               2,000,000  (a)           2,243,660

      5.375%, 12/1/2019 (Insured; FGIC)                                                       1,860,000                1,982,314

      5.375%, 12/1/2020 (Insured; FGIC)                                                       1,400,000                1,479,226

      6%, 12/1/2020 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               2,000,000  (a)           2,237,700

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,229,940

Forest Hills Local School District

   5.70%, 12/1/2016 (Insured; MBIA)                                                           1,000,000                1,109,740

Franklin County:

  HR:

    (Children's Hospital Project)

         6.60%, 5/1/2013                                                                      4,000,000                4,094,920

      Holy Cross Health Systems Corp.,

         Improvement 5.80%, 6/1/2016                                                          2,000,000                2,103,460

      Multifamily (Agler Green LP)

         5.80%, 5/20/2044 (Collateralized; GNMA)                                              1,200,000                1,244,580

Franklin County Convention Facilities Authority,

  Tax and Lease Revenue Anticipation:

      5.25%, 12/1/2018 (Insured; AMBAC)                                                       2,500,000                2,670,400

      5.25%, 12/1/2019 (Insured; AMBAC)                                                       2,000,000                2,117,940

Gallia County Local School District 7.375%, 12/1/2004                                           570,000                  632,176

Greater Cleveland Gateway Economic Development Corp.,

   Stadium Revenue 7.50%, 9/1/2005
   (Prerefunded 12/1/2006)                                                                    2,850,000  (a)           2,890,555

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                6,195,811

Hamilton County:

  Sales Tax Revenue

      Zero Coupon, 12/1/2027 (Insured; AMBAC)                                                17,940,000                4,790,339

   Sewer System Revenue:

      5.25%, 12/1/2019 (Insured; MBIA)                                                        1,000,000                1,052,710

      5.25%, 12/1/2020 (Insured; MBIA)                                                        1,000,000                1,045,130

Hamilton County, Hospital Facilities Improvement Revenue

   (Deaconess Hospital) 7%, 1/1/2012                                                          2,570,000                2,629,804

Highland Local School District, School Improvement:

   5.75%, 12/1/2018 (Insured; FSA)                                                            1,675,000                1,859,300

   5.75%, 12/1/2020 (Insured; FSA)                                                            2,020,000                2,213,577

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                1,022,757

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  978,138

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  762,455

Knox County, IDR (Weyerhaeuser Co. Project)
   9%, 10/1/2007                                                                              1,000,000                1,130,880

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,206,763

Lebanon City School District
   5.50%, 12/1/2021 (Insured; FSA)                                                            4,050,000                4,300,978

Lowellville, Sanitary Sewer Systems Revenue
   (Browning-Ferris Industries Inc.) 7.25%, 6/1/2006                                            600,000                  597,438

Mahoning County Hospital Facilities, Revenue

  (Forum Health Obligated Group)

   6%, 11/15/2032                                                                             4,000,000                3,931,560

Marion County, Health Care Facilities Revenue,
   Improvement (United Church Homes Inc.)
   6.375%, 11/15/2010                                                                         2,445,000                2,523,264

Milford Exempt Village School District, School Improvement

   6%, 12/1/2020 (Insured; FSA)                                                               1,910,000                2,135,953

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            2,000,000                2,200,660

   5.65%, 7/1/2024                                                                            3,800,000                3,823,826

Marysville Exempt Village School District

   5.35%, 12/1/2025 (Insured; FSA)                                                            2,010,000                2,084,692

New Albany Community Authority, Community

  Facilities Revenue

   5.20%, 10/1/2024 (Insured; AMBAC)                                                          2,000,000                2,049,600


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,877,675

State of Ohio:

  EDR, Ohio Enterprise Bond Fund

      (VSM Corp. Project) 7.375%, 12/1/2011                                                     855,000                  872,887

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,376,620

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co. Project)

   6.85%, 7/1/2023                                                                            5,250,000                5,342,137

Ohio Building Authority, State Facilities (Juvenile

  Correctional Projects) 6.60%, 10/1/2014

   (Insured; AMBAC) (Prerefunded 10/1/2004)                                                   1,660,000  (a)           1,844,011

Ohio Capital Corporation for Housing, Mortgage Revenue

   5.55%, 8/1/2024 (Insured; FHA)                                                             6,370,000                6,381,466

Ohio Housing Finance Agency,

  Residential Mortgage Revenue:

      6.05%, 9/1/2017 (Guaranteed; GNMA)                                                      2,835,000                3,004,278

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      4,280,000                4,546,516

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,533,649

      5.50%, 2/15/2026                                                                        3,700,000                3,876,416

Ohio Water Development Authority, Fresh Water Revenue

   5.90%, 12/1/2015 (Insured; AMBAC)
   (Prerefunded 6/1/2005)                                                                     4,650,000  (a)           5,192,004

Olentangy Local School District, School Facility

  Construction and Improvement

   5%, 12/1/2030 (Insured; MBIA)                                                              3,000,000                3,008,130

Pickerington Local School District, School Facilities

  Construction and Improvement 5.25%, 12/1/2020

   (Insured; FGIC)                                                                            6,000,000                6,284,400

Rickenbacker Port Authority, Capital Funding Revenue

   (Oasbo Expanded Asset Pooled) 5.375%, 1/1/2032                                             8,010,000                8,086,175

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,771,152

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,366,137

Strongsville, Library Improvement:

   5%, 12/1/2015 (Insured; FGIC)                                                              1,180,000                1,257,514

   5.50%, 12/1/2020 (Insured; FGIC)                                                           1,700,000                1,819,646

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  235,298

Summit County 6.50%, 12/1/2016

   (Insured; FGIC) (Prerefunded 12/1/2010)                                                    2,000,000  (a)           2,444,580

Summit County Port Authority, Revenue

  (Civic Theatre Project)

   5.50%, 12/1/2026 (Insured; AMBAC)                                                          1,000,000                1,051,380

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,145,600

University of Cincinnati:

   General Receipts 5%, 6/1/2021 (Insured; MBIA)                                              3,040,000                3,089,643

   University and College Revenue:

      5.75%, 6/1/2018                                                                         2,165,000                2,407,393

      5.75%, 6/1/2019                                                                         1,500,000                1,659,960

Warren, Waterworks Revenue
   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,450,000                1,647,505

Youngstown:

   5.375%, 12/1/2025 (Insured; AMBAC)                                                         2,195,000                2,281,220

   5.375%, 12/1/2031 (Insured; AMBAC)                                                         2,370,000                2,684,523

U.S. RELATED--7.7%

Children's Trust Fund of Puerto Rico, Tobacco

   Settlement Revenue, 5.50%, 5/15/2039                                                       6,000,000                5,776,260

Commonwealth of Puerto Rico, Public Improvement

   5.375%, 7/1/2028                                                                           4,130,000                4,254,519

Puerto Rico Public Buildings Authority, Revenue,

   Government Facilities 5.25%, 7/1/2027                                                      4,000,000                4,091,960

Virgin Islands Public Finance Authority, Revenue:

   6.375%, 10/1/2019                                                                          3,000,000                3,325,500

   6%, 10/1/2022                                                                              3,000,000                3,010,110

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $258,095,820)                                                                                               267,054,761


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.8%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Montgomery County, Revenue, VRDN (Miami

   Valley Hospital) 1.80%                                                                       800,000  (b)             800,000

Ohio Air Quality Development Authority, Revenue, VRDN:

   (Ohio Edison Co.)
      1.90% (LOC; First Union National Bank)                                                  1,000,000  (b)           1,000,000

   (Toledo Edison Co.) 1.90% (LOC; Barclay's Bank)                                            1,000,000  (b)           1,000,000

Trumball County, Health Care Facility Revenue, VRDN

  (Shepherd of the Valley Lutheran)

   2.10% (SBPA; Fleet Bank)                                                                   2,000,000  (b)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,800,000)                                                                                                   4,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $262,895,820)                                                            102.7%              271,854,761

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.7%)              (7,194,909)

NET ASSETS                                                                                       100.0%              264,659,852

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

PCR                 Pollution Control Revenue

SBPA                Standby Bond Purchase Agreement

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.2

AA                               Aa                              AA                                                9.8

A                                A                               A                                                16.0

BBB                              Baa                             BBB                                               8.0

BB                               Ba                              BB                                                 .2

B                                B                               B                                                 2.2

F1                               Mig1                            SP1                                               1.8

Not Rated( c)                    Not Rated( c)                   Not Rated( c)                                     3.8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           262,895,820   271,854,761

Cash                                                                    231,838

Interest receivable                                                   4,596,459

Receivable for shares of Beneficial Interest subscribed                 177,590

Prepaid expenses                                                         10,882

                                                                    276,871,530
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           206,832

Payable for investment securities purchased                          11,756,598

Payable for shares of Beneficial Interest redeemed                      214,131

Accrued expenses                                                         34,117

                                                                     12,211,678
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      264,659,852
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     256,429,355

Accumulated undistributed investment income--net                         85,803

Accumulated net realized gain (loss) on investments                   (814,247)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,958,941
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      264,659,852

NET ASSET VALUE PER SHARE

                                                                             Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            209,491,705             44,409,339             10,758,808

Shares Outstanding                                                         16,680,319              3,534,826                855,426
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.56                  12.56                  12.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,115,017

EXPENSES:

Management fee--Note 3(a)                                              734,260

Shareholder servicing costs--Note 3(c)                                 402,164

Distribution fees--Note 3(b)                                           148,859

Professional fees                                                       18,450

Custodian fees                                                          17,290

Registration fees                                                       10,503

Prospectus and shareholders' reports                                     7,158

Trustees' fees and expenses--Note 3(d)                                   2,697

Loan commitment fees--Note 2                                             1,046

Miscellaneous                                                           10,352

TOTAL EXPENSES                                                       1,352,779

INVESTMENT INCOME--NET                                               5,762,238
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                166,364

Net unrealized appreciation (depreciation) on investments            1,471,042

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,637,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,399,644

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended

                                              (Unaudited       April 30, 2002
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,762,238           11,502,543

Net realized gain (loss) on investments           166,364            1,920,612

Net unrealized appreciation (depreciation)
   on investments                               1,471,042            1,784,198

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,399,644           15,207,353
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (4,687,702)          (9,528,395)

Class B shares                                  (851,276)          (1,652,799)

Class C shares                                  (191,504)            (298,056)

TOTAL DIVIDENDS                               (5,730,482)         (11,479,250)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,525,975          20,754,631

Class B shares                                  5,553,757          12,822,645

Class C shares                                  2,334,702           4,832,251

Dividends reinvested:

Class A shares                                  3,007,672           6,126,198

Class B shares                                    528,621           1,033,878

Class C shares                                    106,671             177,684

Cost of shares redeemed:

Class A shares                               (14,385,761)         (17,901,390)

Class B shares                                (2,846,306)         (12,338,808)

Class C shares                                (1,145,569)            (819,812)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       2,679,762           14,687,277

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,348,924           18,415,380
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           260,310,928          241,895,548

END OF PERIOD                                 264,659,852          260,310,928

Undistributed income--net                          85,803                 --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       754,619            1,660,025

Shares issued for dividends reinvested            237,987              489,727

Shares redeemed                                (1,142,189)          (1,433,194)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (149,583)             716,558
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       440,395            1,025,420

Shares issued for dividends reinvested             41,810               82,621

Shares redeemed                                  (224,510)            (985,066)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     257,695              122,975
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       184,045              385,075

Shares issued for dividends reinvested              8,425               14,186

Shares redeemed                                   (89,891)             (66,082)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     102,579              333,179

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 115,198 CLASS B SHARES REPRESENTING $1,461,794 WERE AUTOMATICALLY CONVERTED TO 115,230 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 480,509 CLASS B SHARES REPRESENTING $6,042,379 WERE AUTOMATICALLY CONVERTED TO 480,757 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.48          12.29        11.88          12.80          12.86         12.65

Investment Operations:

Investment income--net                                 .28(b)         .58(b)       .61            .63            .65           .67

Net realized and unrealized
   gain (loss) on investments                          .08            .19          .41           (.90)           .08           .34

Total from Investment Operations                       .36            .77         1.02           (.27)           .73          1.01

Distributions:

Dividends from investment
   income--net                                        (.28)          (.58)        (.61)          (.63)          (.65)         (.67)

Dividends from net realized
   gain on investments                                  --              --          --           (.02)          (.14)         (.13)

Total Distributions                                   (.28)          (.58)        (.61)          (.65)          (.79)         (.80)

Net asset value, end of period                       12.56          12.48        12.29          11.88          12.80         12.86
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   2.90(d)        6.35         8.75          (2.08)          5.72          8.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .90(e)         .92          .91            .91            .91           .90

Ratio of net investment income
   to average net assets                              4.41(e)        4.64         5.02           5.20           5.00          5.17

Portfolio Turnover Rate                              16.32(d)       32.20        27.53          26.70          40.36         24.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     209,492        210,000      197,970        201,974        237,027       237,618

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.63% TO  4.64%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                               ---------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)        2002(a)       2001            2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.48        12.29         11.88           12.81          12.87         12.65

Investment Operations:

Investment income--net                                 .25(b)       .51(b)        .55             .57            .58           .60

Net realized and unrealized
   gain (loss) on investments                          .08          .20           .41            (.91)           .08           .35

Total from Investment Operations                       .33          .71           .96            (.34)           .66           .95

Distributions:

Dividends from investment
   income--net                                        (.25)        (.52)         (.55)           (.57)          (.58)         (.60)

Dividends from net realized
   gain on investments                                  --            --           --            (.02)          (.14)         (.13)

Total Distributions                                   (.25)        (.52)         (.55)           (.59)          (.72)         (.73)

Net asset value, end of period                       12.56        12.48         12.29           11.88          12.81         12.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   2.64(d)      5.82          8.21           (2.66)          5.17          7.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.40(e)      1.42          1.41            1.42           1.42          1.41

Ratio of net investment income
   to average net assets                              3.89(e)      4.13          4.51            4.68           4.47          4.65

Portfolio Turnover Rate                              16.32(d)     32.20         27.53           26.70          40.36         24.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      44,409       40,904        38,763          39,445         54,929        50,453

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.12% TO  4.13%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended
                                           October 31, 2002                               Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)        2002(a)        2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.50         12.30         11.89         12.82          12.88         12.66

Investment Operations:

Investment income--net                                 .23(b)        .48(b)        .52           .54            .55           .57

Net realized and unrealized
   gain (loss) on investments                          .08           .21           .41          (.91)           .08           .35

Total from Investment Operations                       .31           .69           .93          (.37)           .63           .92

Distributions:

Dividends from investment
   income--net                                        (.23)         (.49)         (.52)         (.54)          (.55)         (.57)

Dividends from net realized
   gain on investments                                  --            --           --           (.02)          (.14)         (.13)

Total Distributions                                   (.23)         (.49)         (.52)         (.56)          (.69)         (.70)

Net asset value, end of period                       12.58         12.50         12.30         11.89          12.82         12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   2.51(d)       5.65          7.92         (2.90)          4.92          7.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.65(e)       1.65          1.65          1.67           1.66          1.66

Ratio of net investment income
   to average net assets                              3.65(e)       3.86          4.21          4.41           4.20          4.38

Portfolio Turnover Rate                              16.32(d)      32.20         27.53         26.70          40.36         24.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      10,759         9,407         5,163         3,095          1,793           579

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.85% TO  3.86%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Ohio Series (the "fund" ). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C . Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,398 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $931,013 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002, was as follows: tax exempt income $11,479,250. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $7,044 from commissions earned on sales of the fund's Class A shares, and $26,320 and $604 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $109,443 and $39,416, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $265,894, $54,721 and $13,139, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $53,143 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $58,234,209 and $41,231,920, respectively.

At  October 31, 2002, accumulated net unrealized appreciation on investments was
$8,958,941,   consisting   of  $12,523,346  gross  unrealized  appreciation  and
$3,564,405 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                For More Information


                        Dreyfus Premier State Municipal Bond Fund,
                        Ohio Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                       Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166





To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  057SA1002



================================================================================



Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series



SEMIANNUAL REPORT
October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                            Pennsylvania Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 4.68% for Class A shares, 4.35% for Class B shares and 4.23% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's
benchmark,   achieved   a  total  return  of  4.73%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.06% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to low interest rates, a lackluster economy and surging investor demand for tax-exempt securities. While the fund achieved lower returns than its benchmark, this can primarily be attributed to the absence of fees and expenses in the Index, and the fact that the Index is not state-specific. We are pleased, however, that the fund did produce higher returns than its Lipper category average, which we attribute to the rising prices for discount bonds that we purchased when they were out of favor among investors, and sold as prices rose.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the fund we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was recovering from the 2001 recession, and investors were hoping for a rebound in corporate earnings, higher stock prices and potentially higher interest rates. By the summer, however, it had become apparent that the economic recovery was in danger of stalling, and corporate earnings and stock prices remained under pressure. For their part, the Federal Reserve Board (the "Fed" ) left interest rates unchanged during the reporting period, at a 40-year low. Long-term municipal bond prices generally rose in this environment, and their yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors seeking relatively stable investment alternatives. As a result, investor demand for high-quality, tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing municipal bond prices to rally further.

Finally, Pennsylvania's fiscal condition deteriorated as tax revenues failed to meet projections in the weak economy. However, the state has fared better than many other states, and the major credit rating agencies have maintained its double-A rating, the second highest available, with a stable outlook.

In this environment, the fund benefited from its holdings of discount bonds, which we purchased at attractive prices when they were out of favor among investors. As these bonds returned to favor, we gradually reduced our positions, selling them at higher prices. We often redeployed those assets to "cushion bonds," which had fallen out of favor as interest rates declined. Cushion bonds are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift in emphasis from discount bonds to cushion bonds caused a reduction in the fund's average duration -- a measure of sensitivity to changing interest rates -- contributing to the fund's defensive posture.

Although our general strategy of holding out-of-favor bonds until they return to favor worked well during the reporting period, performance was held back by certain corporate-backed municipal obligations. These bonds have been written down while much of the position has been eliminated from the fund during the reporting period.

What is the fund's current strategy?

As of the end of the reporting period, the U.S. economy continued to weaken, and the municipal bond market became increasingly volatile. Just days after the end of the reporting period, in response to mounting signs of economic weakness, the
Fed   reduced   short-term  interest  rates  another  0.50  percentage  points.

We have continued to maintain a conservative strategy that focuses on out-of-favor, income-oriented bonds in the 15- to 20-year maturity range. This strategy is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when the economy gains sufficient momentum and interest rates begin to rise.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


                                                             The Fund

STATEMENT OF INVESTMENTS



October 31, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--94.4%

Allegheny County 5.25%, 11/1/2021 (Insured; FGIC)                                             1,795,000                1,860,338

Allegheny County Hospital Development Authority, Revenue:

   Health System (Catholic Health East Issue)
      5.375%, 11/15/2022                                                                      1,000,000                  995,720

   (Hospital--South Hills Health)
      5.125%, 5/1/2029                                                                        2,300,000                2,124,740

Allegheny County Industrial Development Authority,
   Medical Center Revenue (Presbyterian Medical
   Center of Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,620,000                1,734,080

Allegheny County Residential Finance Authority,
   Health Care Facilities Revenue

   (GNMA Collateralized--Lemington Home
   for the Aged Project) 5.75%, 5/20/2037                                                     1,000,000                1,029,580

Berks County Municipal Authority, Revenue
   (Phoebe--Devitt Homes Project)

   5.50%, 5/15/2015                                                                             780,000                  726,437

Bethlehem Area Vocational Technical School Authority, LR
   5%, 9/1/2019 (Insured; MBIA)                                                                 895,000                  917,053

Big Beaver Falls Area School District

   5.25%, 3/15/2015 (Insured; MBIA)
   (Prerefunded 3/15/2005)                                                                    2,000,000  (a)           2,151,460

Bradford County Industrial Development Authority, SWDR

   (International Paper Co. Projects) 6.60%, 3/1/2019                                         4,250,000                4,391,312

Bucks County Water and Sewer Authority, Revenue:

   5.375%, 6/1/2018 (Insured; AMBAC)                                                          1,255,000                1,349,288

   Collection Sewer Systems:

      5.375%, 6/1/2017 (Insured; AMBAC)                                                       1,340,000                1,446,798

      5%, 6/1/2019 (Insured; AMBAC)                                                           1,480,000                1,524,045

Butler County Industrial Development Authority,
   Health Care Facilities Revenue

   (Saint John Care Center) 5.80%, 4/20/2029                                                  6,455,000                6,655,621

Cambria County Industrial Development Authority, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 9/1/2015                                            4,250,000  (b)             276,250

Canon-McMillan School District, GO Zero Coupon,
   12/1/2026 (Insured; FGIC)                                                                  2,000,000                  554,920

Charleroi Area School Authority,
   School Revenue Zero Coupon,
   10/1/2020 (Insured; FGIC)                                                                  2,000,000                  807,040

Council Rock School District
   5%, 11/15/2020 (Insured; MBIA)                                                             1,400,000                1,431,136


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Cumberland County Municipal Authority,
  College Revenue (Messiah College)

   5.125%, 10/1/2015 (Insured; AMBAC)                                                         1,000,000                1,065,560

Dauphin County General Authority, Revenue
   (Office and Parking, Riverfront Office)

   6%, 1/1/2025                                                                               3,000,000                2,570,340

Erie Zero Coupon, 11/15/2020 (Insured; FSA)                                                   1,610,000                  642,712

Erie School District Zero Coupon,
   9/1/2015 (Insured; FSA)                                                                    1,135,000                  630,788

Girtys Run Joint Sewer Authority, Sewer Revenue
   4.50%, 11/1/2020 (Insured; FSA)                                                            2,650,000                2,571,057

Harbor Creek School District, GO:

   5%, 8/1/2015 (Insured; FGIC)                                                               1,185,000                1,263,056

   5%, 8/1/2016 (Insured; FGIC)                                                               2,375,000                2,508,974

Harrisburg Authority, Office and Parking Revenue

   6%, 5/1/2019 (Prerefunded 5/1/2008)                                                        2,000,000  (a)           2,303,780

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                1,209,532

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                1,177,907

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                1,098,762

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                1,050,032

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,500,000                  928,675

Health Care Facilities Authority of Sayre,
   Revenue (Guthrie Health Issue):

      5.85%, 12/1/2020                                                                        3,000,000                3,113,430

      5.75%, 12/1/2021                                                                        4,750,000                4,875,875

Lower Macungie Township 5.65%,

   5/1/2020 (Prerefunded 5/1/2005)                                                              900,000  (a)             980,064

Luzerne County Industrial Development Authority,
   Exempt Facilities Revenue

   (Pennsylvania Gas and Water Co. Project)
   7.125%, 12/1/2022                                                                          4,000,000                4,086,920

McKeesport Area School District, GO Zero Coupon,
   10/1/2021 (Insured; AMBAC)                                                                 3,455,000                1,301,084

Monroe County Hospital Authority, HR
   (Pocono Medical Center) 5.50%, 1/1/2022                                                    1,455,000                1,503,000

Montgomery County Higher Educational
   and Health Authority, Revenue

   First Mortgage (Montgomery Income Project)
   10.50%, 9/1/2020                                                                           2,735,000                2,781,440

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Montgomery County Industrial Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               14,831,248

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  375,456

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  619,814

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  820,473

North Allegheny School District
   5.05%, 11/1/2021 (Insured; FGIC)                                                           1,455,000                1,481,656

Northampton County General Purpose Authority,
   County Agreement Revenue

   5.125%, 10/1/2020 (Insured; FSA)                                                           2,225,000                2,302,207

Northern York County School District
   5.25%, 11/15/2018 (Insured; FSA)                                                           1,160,000                1,171,832

Pennsylvania:

   5.375%, 5/1/2014 (Prerefunded 5/1/2004)                                                    6,190,000  (a)           6,614,572

   COP 5%, 7/1/2015 (Insured; AMBAC)                                                          1,000,000                1,021,070

Pennsylvania Economic Development Financing Authority:

   RRR (Northampton Generating Project)
      6.50%, 1/1/2013                                                                         6,500,000                6,583,395

   Wastewater Treatment Revenue
      (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024                                        4,240,000                4,513,522

Pennsylvania Finance Authority, Guaranteed Revenue

  (Penn Hills Project):

      5.45%, 12/1/2019 (Insured; FGIC)                                                        2,615,000                2,784,426

      Zero Coupon, 12/1/2022 (Insured; FGIC)                                                  1,200,000                  418,056

      Zero Coupon, 12/1/2023 (Insured; FGIC)                                                  3,790,000                1,242,552

      Zero Coupon, 12/1/2024 (Insured; FGIC)                                                  3,790,000                1,173,990

      Zero Coupon, 12/1/2025 (Insured; FGIC)                                                  3,790,000                1,111,797

Pennsylvania Higher Educational Facilities
   Authority, Revenue:

      (State Higher Education System):

         5%, 6/15/2019 (Insured; AMBAC)                                                         560,000                  576,772

         5%, 6/15/2020 (Insured; AMBAC)                                                       1,915,000                1,955,924

      (UPMC Health System) 6%, 1/15/2022                                                      5,000,000                5,161,800

Pennsylvania Housing Finance Agency:

   5%, 4/1/2016                                                                               2,000,000                2,066,020

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,090,270

      6.875%, 10/1/2024                                                                       1,065,000                1,101,743

      6.90%, 4/1/2025                                                                         3,335,000                3,446,422


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Intergovernmental Cooperative Authority,
  Special Tax Revenue (Philadelphia Funding Program):

      5.25%, 6/15/2015 (Insured; FGIC)                                                        1,000,000                1,081,410

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,750,000                2,981,743

      4.75%, 6/15/2023 (Insured; FGIC)                                                       11,000,000               10,765,810

Pennsylvania Public School Building Authority, Revenue

   (Marple Newtown School District Project)
   5%, 3/1/2019 (Insured; MBIA)                                                               3,680,000                3,792,387

Pennsylvania Turnpike Commission,
   Oil Franchise Tax Revenue

   5.25%, 12/1/2018 (Insured; AMBAC)                                                          6,520,000                6,903,963

Philadelphia, Gas Works Revenue
   6.375%, 7/1/2026 (Insured; CMAC)                                                           1,000,000                1,047,000

Philadelphia Authority for Industrial Development, LR
   5.50%, 10/1/2015 (Insured; FSA)                                                            2,870,000                3,184,035

Philadelphia Hospitals and Higher
   Education Facilities Authority, Revenue
   (Jefferson Health System) 5%, 5/15/2011                                                    2,000,000                2,078,600

Philadelphia Housing Authority,
   Capital Fund Program Revenue

   5%, 12/1/2021 (Insured; FSA)                                                               1,685,000                1,701,361

Philadelphia Redevelopment Authority,
   Revenue (Neighborhood Transformation)

   5.50%, 4/15/2018 (Insured; FGIC)                                                           3,600,000                3,910,788

Philadelphia School District
   4.50%, 4/1/2023 (Insured; MBIA)                                                            9,575,000                9,007,394

Philadelphia Water and Wastewater, Revenue
   5.60%, 8/1/2018 (Insured; MBIA)                                                            5,605,000                6,030,588

Pittsburgh 5.50%, 9/1/2013 (Insured; AMBAC)                                                   2,580,000                2,834,569

Pittsburgh Urban Redevelopment Authority,
   Mortgage Revenue:

      7.05%, 4/1/2023                                                                         1,785,000                1,804,207

      (Sidney Square Project) 6.65%, 9/1/2028                                                   285,000                  303,534

Schuylkill County Industrial Development Authority,
   Revenue (Charity Obligation Group)
   5%, 11/1/2014                                                                              1,495,000                1,534,005

Scranton School District (Notes):

   5%, 4/1/2018 (Insured; MBIA)                                                               1,390,000                1,441,652

   5%, 4/1/2019 (Insured; MBIA)                                                               2,710,000                2,789,593

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

South Side Area School District, GO
   5.25%, 6/1/2015 (Insured; FGIC)                                                            2,080,000                2,237,997

Southeast Delco School District Zero Coupon,
   2/1/2023 (Insured; MBIA)                                                                   2,055,000                  704,105

Southeastern Pennsylvania Transportation Authority,
   Special Revenue:

      5.375%, 3/1/2017 (Insured; FGIC)                                                        3,000,000                3,226,080

      4.75%, 3/1/2024 (Insured; FGIC)                                                         2,375,000                2,317,288

Southern Lehigh School District, GO

   4.75%, 9/1/2020 (Insured; FGIC)                                                            1,040,000                1,044,399

Spring-Ford Area School District
   5%, 4/1/2021 (Insured; FSA)                                                                1,015,000                1,029,809

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        3,545,000                3,616,644

Upper Merion General Authority, LR 6%, 8/15/2016                                              1,000,000                1,029,080

Washington County Industrial Development Authority:

   PCR (West Pennsylvania Power Co. Mitchell)
      6.05%, 4/1/2014 (Insured; AMBAC)                                                        3,000,000                3,298,320

   Revenue (Presbyterian Medical Center)
      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,070,380

Wilmington Area School District

   5.50%, 9/1/2017 (Insured; FSA)
   (Prerefunded 3/1/2005)                                                                     3,550,000  (a)           3,835,314

U.S. RELATED--3.2%

Children's Trust of Puerto Rico,
  Tobacco Settlement Asset--Backed Bonds

   5.50%, 5/15/2039                                                                           5,500,000                5,294,905

Puerto Rico Public Finance Corp.
   (Commonwealth Appropriation)
   5.70%, 8/1/2025                                                                            2,000,000                2,113,600

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $223,346,110)                                                                                               228,114,383


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.6%                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Industrial Development Authority,

  Health and Housing Facilities Revenue,
  VRDN (Longwood) 2.20%

   (cost $1,400,000)                                                                          1,400,000  (c)           1,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $224,746,110)                                                              98.2%             229,514,383

CASH AND RECEIVABLES (NET)                                                                          1.8%               4,258,599

NET ASSETS                                                                                        100.0%             233,772,982

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

CMAC                      Capital Market Assurance
                             Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.8

AA                               Aa                              AA                                               19.9

A                                A                               A                                                11.2

BBB                              Baa                             BBB                                               7.7

F1                               MIG1/P1                         SP1/A1                                             .6

Not Rated (d)                    Not Rated( d)                   Not Rated (d)                                     2.8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           224,746,110   229,514,383

Interest receivable                                                   3,486,830

Receivable for investment securities sold                             1,422,700

Receivable for shares of Beneficial Interest subscribed                   5,389

Prepaid expenses                                                          9,789

                                                                    234,439,091
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           180,380

Payable for shares of Beneficial Interest redeemed                      261,067

Cash overdraft due to Custodian                                         218,458

Accrued expenses and other liabilities                                    6,204

                                                                        666,109
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      233,772,982
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     232,790,231

Accumulated undistributed investment income--net                        244,903

Accumulated net realized gain (loss) on investments                  (4,030,425)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       4,768,273
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      233,772,982

NET ASSET VALUE PER SHARE


                                                                              Class A     Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            188,071,970  42,050,621      3,650,391

Shares Outstanding                                                         11,868,111   2,656,059        230,252
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.85       15.83          15.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,211,678

EXPENSES:

Management fee--Note 3(a)                                              653,295

Shareholder servicing costs--Note 3(c)                                 385,314

Distribution fees--Note 3(b)                                           118,704

Custodian fees                                                          16,847

Prospectus and shareholders' reports                                    12,174

Professional fees                                                       10,869

Registration fees                                                        9,223

Trustees' fees and expenses--Note 3(d)                                   2,722

Loan commitment fees--Note 2                                             1,470

Miscellaneous                                                           17,188

TOTAL EXPENSES                                                       1,227,806

INVESTMENT INCOME--NET                                               4,983,872
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,388,759)

Net unrealized appreciation (depreciation) on investments            9,984,641

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,595,882

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,579,754

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,983,872            10,764,064

Net realized gain (loss) on investments        (4,388,759)            1,449,859

Net unrealized appreciation (depreciation)
   on investments                               9,984,641              (379,207)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,579,754            11,834,716
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,106,518)           (8,861,100)

Class B shares                                   (791,685)           (1,719,719)

Class C shares                                    (64,960)             (120,009)

Net realized gain on investments:

Class A shares                                         --               (72,078)

Class B shares                                         --               (15,018)

Class C shares                                         --                (1,247)

TOTAL DIVIDENDS                                (4,963,163)          (10,789,171)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,322,975            14,845,603

Class B shares                                  2,975,489            11,261,724

Class C shares                                    319,116             1,456,961

Dividends reinvested:

Class A shares                                  2,189,899             4,717,075

Class B shares                                    490,700             1,100,698

Class C shares                                     45,228                88,307

Cost of shares redeemed:

Class A shares                                (13,159,368)          (18,712,018)

Class B shares                                 (3,175,047)          (10,383,776)

Class C shares                                   (369,254)             (324,501)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (6,360,262)            4,050,073

TOTAL INCREASE (DECREASE) IN NET ASSETS          (743,671)            5,095,618
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           234,516,653           229,421,035

END OF PERIOD                                 233,772,982           234,516,653

Undistributed investment income--net              244,903                   --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       276,375               947,018

Shares issued for dividends reinvested            138,642               302,168

Shares redeemed                                  (836,609)           (1,201,946)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (421,592)               47,240
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       189,008               721,880

Shares issued for dividends reinvested             31,086                70,537

Shares redeemed                                  (201,617)             (664,150)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      18,477               128,267
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        20,143                92,664

Shares issued for dividends reinvested              2,862                 5,660

Shares redeemed                                   (23,240)              (20,769)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (235)               77,555

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 33,149 CLASS B SHARES REPRESENTING $524,800 WERE AUTOMATICALLY CONVERTED TO 33,117 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 378,299 CLASS B SHARES REPRESENTING $5,934,455 WERE AUTOMATICALLY CONVERTED TO 377,858 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             October 31, 2002                                 Year Ended April 30,
                                                                --------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.47         15.40           14.94         16.56          16.68         16.23

Investment Operations:

Investment income--net                                 .34(b)       .72(b)           .77           .79            .82           .85

Net realized and unrealized
   gain (loss) on investments                          .38          .07              .46         (1.33)           .16           .71

Total from Investment Operations                       .72          .79             1.23          (.54)           .98          1.56

Distributions:

Dividends from investment
   income--net                                        (.34)        (.71)            (.77)         (.79)          (.82)         (.85)

Dividends from net realized
   gain on investments                                  --         (.01)            (.00)(c)      (.29)          (.28)         (.26)

Total Distributions                                   (.34)        (.72)            (.77)        (1.08)         (1.10)        (1.11)

Net asset value, end of period                       15.85        15.47            15.40         14.94          16.56         16.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   4.68(e)      5.18             8.37         (3.24)          5.97          9.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .93(f)       .93              .92           .94            .92           .92

Ratio of net investment income
   to average net assets                              4.30(f)      4.60             5.02          5.12           4.90          5.09

Portfolio Turnover Rate                               8.51(e)     36.46            23.01         34.29          48.14         34.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     188,072      190,173          188,473       180,760        195,728       196,055

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.57% TO  4.60%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                --------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.46         15.38            14.93         16.55          16.67       16.23

Investment Operations:

Investment income--net                                 .30(b)        .64(b)           .69           .71            .74         .77

Net realized and unrealized
   gain (loss) on investments                          .37           .08              .45         (1.33)           .16         .70

Total from Investment Operations                       .67           .72             1.14          (.62)           .90        1.47

Distributions:

Dividends from investment
   income--net                                        (.30)         (.63)            (.69)         (.71)          (.74)       (.77)

Dividends from net realized
   gain on investments                                  --          (.01)            (.00)(c)      (.29)          (.28)       (.26)

Total Distributions                                   (.30)         (.64)            (.69)        (1.00)         (1.02)      (1.03)

Net asset value, end of period                       15.83         15.46            15.38         14.93          16.55       16.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   4.35(e)       4.72             7.75         (3.75)          5.43        9.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.44(f)       1.43             1.43          1.46           1.43        1.43

Ratio of net investment income
   to average net assets                              3.79(f)       4.08             4.50          4.57           4.39        4.57

Portfolio Turnover Rate                               8.51(e)      36.46            23.01         34.29          48.14       34.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      42,051        40,775           38,593        38,968         68,869      74,855

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.05% TO  4.08%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)          2001         2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.48         15.40            14.95         16.57          16.69       16.23

Investment Operations:

Investment income--net                                 .28(b)        .60(b)           .66           .67            .69         .70

Net realized and unrealized
   gain (loss) on investments                          .37           .09              .45         (1.33)           .16         .72

Total from Investment Operations                       .65           .69             1.11          (.66)           .85        1.42

Distributions:

Dividends from investment
   income--net                                        (.28)         (.60)            (.66)         (.67)         (.69)        (.70)

Dividends from net realized
   gain on investments                                  --          (.01)            (.00)(c)      (.29)         (.28)        (.26)

Total Distributions                                   (.28)         (.61)            (.66)         (.96)         (.97)        (.96)

Net asset value, end of period                       15.85         15.48            15.40         14.95          16.57       16.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   4.23(e)       4.48             7.49         (3.98)          5.16        8.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.66(f)       1.66             1.67          1.70           1.69        1.69

Ratio of net investment income
   to average net assets                              3.57(f)       3.83             4.23          4.35           4.07        3.98

Portfolio Turnover Rate                               8.51(e)      36.46            23.01         34.29          48.14       34.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,650         3,568            2,355         1,274            898         463

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.80% TO  3.83%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Pennsylvania Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from state income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,355 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: tax exempt income $10,700,828, ordinary income $49,595 and long-term capital gains $38,748. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.


During the period ended October 31, 2002, the Distributor retained $5,353 from commissions earned on sales of the fund's Class A shares and $53,480 and $839 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $104,975 and $13,729, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $239,888, $52,488, and $4,576, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $62,544 pursuant to the transfer
agency    agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $19,584,097 and $21,228,830, respectively.

At  October 31, 2002, accumulated net unrealized appreciation on investments was
$4,768,273,   consisting   of   $9,267,017  gross  unrealized  appreciation  and
$4,498,744 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  058SA1002



================================================================================

 Dreyfus Premier
 State Municipal
 Bond Fund,
 Texas Series



 SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                   Texas Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 4.64% for Class A shares, 4.38% for Class B shares and 4.28% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's
benchmark,   achieved   a  total  return  of  4.73%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Texas Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.55%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to low interest rates, a lackluster economy and surging investor demand for tax-exempt securities. While the fund achieved lower returns than its benchmark, this can primarily be attributed to the absence of fees and expenses in the Index, and the fact that the Index is not state-specific. We are pleased, however, that the fund did produce higher returns than its Lipper category average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was recovering from the 2001 recession, and investors were hoping for a rebound in corporate earnings, higher stock prices and potentially higher interest rates. By the summer, however, it had become apparent that the economic recovery was in danger of stalling, and corporate earnings and stock prices remained under pressure. For their part, the Federal Reserve Board (the "Fed" ) left interest rates unchanged during the reporting period, at a 40-year low. Long-term municipal bond prices generally rose in this environment, and their yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors seeking relatively stable investment alternatives. As a result, investor demand for high-quality, tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing municipal bond prices to rally further.

Finally, Texas' s fiscal condition deteriorated as tax revenues failed to meet projections in the weak economy. However, the state has fared better than many other states, and the major credit rating agencies have maintained its double-A rating, the second highest available, with a stable outlook.

In this environment, the fund benefited from its holdings of discount bonds, which we purchased at attractive prices when they were out of favor among investors. As these bonds returned to favor, we gradually reduced our positions, selling them at higher prices. We often redeployed those assets to "cushion bonds," which had fallen out of favor as interest rates declined. Cushion bonds are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift is emphasis from discount bonds to cushion bonds caused a reduction in the portfolio' s average duration -- a measure of sensitivity to changing interest rates -- contributing to the fund's defensive posture.

What is the fund's current strategy?

As of the end of the reporting period, the U.S. economy continued to weaken, and the municipal bond market became increasingly volatile. Just days after the end of the reporting period, in response to mounting signs of economic weakness, the
Fed   reduced   short-term  interest  rates  another  0.50  percentage  points.

We have continued to maintain a conservative strategy that focuses on out-of-favor, income-oriented bonds in the 15- to 20-year maturity range. This strategy is designed to produce competitive levels of tax-exempt income in today' s low interest-rate environment, while potentially preserving capital if and when the economy gains sufficient momentum and interest rates begin to rise

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Aledo Independent School District,
  Unlimited Tax School Building

   (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2014                                                                     1,225,000                  734,731

Austin, Utility System Revenue

   5.125%, 11/15/2016 (Insured; FSA)                                                          1,110,000                1,182,095

Austin Convention Enterprised, Inc., Revenue

   (Convention Center Hotel) 6.60%, 1/1/2001                                                  1,000,000                1,022,650

Austin Independent School District

   5.75%, 8/1/2015                                                                            1,000,000                1,099,970

Brazos Higher Education Authority, Inc.,
   Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  749,070

Castleberry Independent School District

   5.70%, 8/15/2021                                                                             830,000                  861,557

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         2,170,000                2,173,429

Corpus Christi Utility System

   5.25%, 7/15/2016 (Insured; FSA)                                                            1,065,000                1,149,380

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  705,547

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,587,107

Fort Worth, Water & Sewer Revenue

   5.25%, 2/15/2016                                                                             875,000                  928,979

Frisco Independent School District (School Building)

   5.40%, 8/15/2023                                                                           1,155,000                1,164,390

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021 (Prerefunded 5/15/2006)                                                   2,200,000  (a)           2,598,288

Houston:

  Airport Systems Revenue (Continental)

      6.75%, 7/1/2021                                                                         1,000,000                  598,890

   Water & Sewer Systems Revenue

      Zero Coupon, 12/1/2019 (Insured; FSA)                                                   5,000,000                2,101,050

Houston Certificate Obligation 5.625%, 3/1/2017                                                 850,000                927,817

Irving Independent School District
   (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2010                                                                     1,985,000                1,485,137

Jefferson County Certificate Obligation

   6%, 8/1/2020 (Insured; FSA)
   (Prerefunded 8/1/2010)                                                                       500,000  (a)             586,585


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Katy Independent School District 5.75%, 2/15/2020                                               405,000                  440,401

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                1,150,848

Leon County, PCR (Nucor Corp. Project)
   7.375%, 8/1/2009                                                                             750,000                  760,657

Lubbock Health Facilities Development Corporation,
   Revenue (Sears Plains) 5.50%, 1/20/2021                                                    1,000,000                1,020,680

Lubbock Housing Finance Corporation, MFHR

   (Colinas Quail Creek Apartments) 6%, 7/1/2022                                              1,175,000                1,188,630

McKinney Independent School District

   5.375%, 2/15/2019                                                                          1,000,000                1,052,840

North Central Health Facilities Development Corporation
   Revenue 5.45%, 4/1/2019 (Insured; FSA)                                                     2,000,000                2,075,780

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,000,000                1,077,970

San Antonio:

   5%, 2/1/2016                                                                                 500,000                  525,735

   Electric & Gas Revenue:

      5.50%, 2/1/2020 (Escrowed to Maturity)                                                    255,000                  274,309

      5.50%, 2/1/2020                                                                           245,000                  260,349

   Water Revenue 5.60%, 5/15//2021 (Insured; MBIA)                                            1,500,000                1,594,005

Texas (Veterans Housing Assistance) 6.80%, 12/1/2023                                          2,145,000                2,242,726

Texas A & M University, Financing System Revenues

   5.375%, 5/15/2014                                                                            920,000                  990,748

Texas Department Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000                1,360,320

Texas National Research Laboratory Commission
   Financing Corporation, LR
   (Superconducting Super Collider) 6.95%, 12/1/2012                                            700,000                  849,681

Texas Public Finance Authority, Building Revenue
   (Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        1,650,000                1,634,622

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000                2,117,240

Texas Water Development Board, Revenue,
   Revolving Fund 5.25%, 7/15/2017                                                            1,500,000                1,576,290

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000                5,115,450

Tyler Health Facility Development Corp., HR

  (East Texas Medical Center Regional Health):

      6.625%, 11/1/2011                                                                         720,000                  721,894

      6.75%, 11/1/2025                                                                        1,000,000                  958,430

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

University of Texas (Financing System) University Revenues

   3.75%, 8/15/2018                                                                           5,000,000                4,497,750

Waxahachie Community Development Corp.,
   Sales Tax Revenue:

      Zero Coupon, 8/1/2020 (Insured; MBIA)                                                   1,430,000                  538,366

      Zero Coupon, 8/1/2023 (Insured; MBIA)                                                   1,000,000                  304,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $54,560,722)                                                                                                 56,986,493

SHORT-TERM MUNICIPAL INVESTMENT--3.3%
------------------------------------------------------------------------------------------------------------------------------------

Gulf Coast Waste Disposal Authority, PCR, VRDN

   1.85% (cost $2,000,000)                                                                    2,000,000  (b)           2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $56,560,722)                                                              97.5%               58,986,493

CASH AND RECEIVABLES (NET)                                                                         2.5%                1,515,979

NET ASSETS                                                                                       100.0%               60,502,472


Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              55.0

AA                               Aa                              AA                                               11.7

A                                A                               A                                                10.0

BBB                              Baa                             BBB                                              11.6

BB                               Ba                              BB                                                2.9

B                                B                               B                                                 1.0

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          3.4

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     4.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  56,560,722  58,986,493

Cash                                                                    561,164

Interest receivable                                                     918,365

Receivable for shares of Beneficial Interest subscribed                  90,531

Prepaid expenses                                                          9,622

                                                                     60,566,175
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            39,866

Payable for investment securities purchased                               5,152

Accrued expenses and other liabilities                                   18,685

                                                                         63,703
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,502,472
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      57,850,601

Accumulated undistributed investment income--net                         54,498

Accumulated net realized gain (loss) on investments                     171,602

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,425,771
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,502,472

NET ASSET VALUE PER SHARE

                                                                              Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                              52,250,423              7,201,507             1,050,542

Shares Outstanding                                                           2,454,502                338,381                49,378
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                    21.29                  21.28                 21.28

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,663,977

EXPENSES:

Management fee--Note 3(a)                                              170,562

Shareholder servicing costs--Note 3(c)                                  92,516

Distribution fees--Note 3(b)                                            21,290

Registration fees                                                       10,470

Custodian fees                                                           6,543

Prospectus and shareholders' reports                                     6,421

Professional fees                                                        3,308

Trustees' fees and expenses--Note 3(d)                                     692

Loan commitment fees--Note 2                                               247

Miscellaneous                                                            5,739

TOTAL EXPENSES                                                         317,788

Less--reduction in management fee due to
  undertaking --Note 3(a)                                             (32,656)

NET EXPENSES                                                           285,132

INVESTMENT INCOME--NET                                               1,378,845
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                185,824

Net unrealized appreciation (depreciation) on investments            1,236,481

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,422,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,801,150

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,378,845            2,714,145

Net realized gain (loss) on investments           185,824              162,118

Net unrealized appreciation (depreciation)
   on investments                               1,236,481            1,781,778

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,801,150            4,658,041
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,211,909)          (2,406,432)

Class B shares                                   (141,760)            (270,969)

Class C shares                                    (16,999)             (16,674)

Net realized gain on investments:

Class A shares                                         --             (277,352)

Class B shares                                         --              (34,264)

Class C shares                                         --               (2,111)

TOTAL DIVIDENDS                                (1,370,668)          (3,007,802)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,726,069            2,587,354

Class B shares                                    880,057            1,211,855

Class C shares                                    578,531              302,500

Dividends reinvested:

Class A shares                                    533,530            1,231,783

Class B shares                                     75,743              180,432

Class C shares                                      3,984               10,552

Cost of shares redeemed:

Class A shares                                 (4,267,360)          (4,975,690)

Class B shares                                   (909,242)          (1,144,603)

Class C shares                                   (183,713)             (57,698)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,562,401)            (653,515)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (131,919)             996,724
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,634,391           59,637,667

END OF PERIOD                                  60,502,472           60,634,391

Undistributed investment income--net               54,498                   --


                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                        81,558              124,064

Shares issued for dividends reinvested             25,094               59,392

Shares redeemed                                  (199,875)            (239,794)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (93,223)             (56,338)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        41,448               58,315

Shares issued for dividends reinvested              3,549                8,703

Shares redeemed                                   (42,838)             (54,779)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,159               12,239
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        27,337               14,645

Shares issued for dividends reinvested                187                  509

Shares redeemed                                    (8,539)              (2,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      18,985               12,350

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 8,037 CLASS B SHARES REPRESENTING $171,445 WERE AUTOMATICALLY CONVERTED TO 8,035 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 30,709 CLASS B SHARES REPRESENTING $644,996 WERE AUTOMATICALLY CONVERTED TO 30,699 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.81         20.24         19.33          21.37          21.68         20.99

Investment Operations:

Investment income--net                                 .48(b)        .94(b)        .96            .98           1.00          1.08

Net realized and unrealized
   gain (loss) on investments                          .48           .68           .91          (1.77)           .21           .99

Total from Investment Operations                       .96          1.62          1.87           (.79)          1.21          2.07

Distributions:

Dividends from investment
   income--net                                        (.48)         (.94)         (.96)          (.98)         (1.00)        (1.08)

Dividends from net realized
   gain on investments                                  --          (.11)           --           (.27)          (.52)         (.30)

Total Distributions                                   (.48)        (1.05)         (.96)         (1.25)         (1.52)        (1.38)

Net asset value, end of period                       21.29         20.81         20.24          19.33          21.37         21.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.64(d)       8.11          9.83          (3.62)          5.66         10.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .85(e)        .85           .85            .85            .85           .72

Ratio of net investment income
   to average net assets                              4.52(e)       4.54          4.80           4.95           4.59          4.96

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .10(e)        .10           .10            .14            .07           .18

Portfolio Turnover Rate                               3.75(d)      32.62         12.69          22.70          49.67         27.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      52,250        53,009        52,716         52,464         60,516        59,758

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.51% TO  4.54%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                  ------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)       2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.80         20.24         19.32          21.37          21.68         20.98

Investment Operations:

Investment income--net                                 .43(b)        .83(b)        .86            .88            .89           .97

Net realized and unrealized
   gain (loss) on investments                          .48           .67           .92          (1.78)           .21          1.00

Total from Investment Operations                       .91          1.50          1.78           (.90)          1.10          1.97

Distributions:

Dividends from investment
   income--net                                        (.43)         (.83)         (.86)          (.88)          (.89)         (.97)

Dividends from net realized
   gain on investments                                  --          (.11)           --           (.27)          (.52)         (.30)

Total Distributions                                   (.43)         (.94)         (.86)         (1.15)         (1.41)        (1.27)

Net asset value, end of period                       21.28         20.80         20.24          19.32          21.37         21.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.38(d)       7.52          9.35          (4.14)          5.13          9.53
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.35(e)       1.35          1.35           1.35           1.35          1.23

Ratio of net investment income
   to average net assets                              4.01(e)       4.04          4.30           4.41           4.09          4.44

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .11(e)        .11           .12            .16            .08           .18

Portfolio Turnover Rate                               3.75(d)      32.62         12.69          22.70          49.67         27.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       7,202         6,994         6,557          7,483         17,031        20,454

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.00% TO  4.04%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                                 Year Ended April 30,
                                                                -------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)        2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.79         20.23         19.31         21.36          21.67         20.97

Investment Operations:

Investment income--net                                 .40(b)        .77(b)        .81           .84            .83           .91

Net realized and unrealized
   gain (loss) on investments                          .49           .68           .92         (1.78)           .21          1.00

Total from Investment Operations                       .89          1.45          1.73          (.94)          1.04          1.91

Distributions:

Dividends from investment
   income--net                                        (.40)         (.78)         (.81)         (.84)          (.83)         (.91)

Dividends from net realized
   gain on investments                                  --          (.11)           --          (.27)          (.52)         (.30)

Total Distributions                                   (.40)         (.89)         (.81)        (1.11)         (1.35)        (1.21)

Net asset value, end of period                       21.28         20.79         20.23         19.31          21.36         21.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   4.28(d)       7.25          9.02         (4.33)          4.86          9.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.59(e)       1.60          1.60          1.60           1.60          1.52

Ratio of net investment income
   to average net assets                              3.68(e)       3.76          4.01          4.15           3.79          4.10

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .13(e)        .13           .12           .15            .11           .15

Portfolio Turnover Rate                               3.75(d)      32.62         12.69         22.70          49.67         27.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,051           632           365           265            620           261

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.72% TO  3.76%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Texas Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,322 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002, were as follows: tax exempt $2,694,075, ordinary income $10,479 and long term capital gain $303,248. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 2001 through October 31, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $32,656 during the period ended October 31, 2002.

During the period ended October 31, 2002, the Distributor retained $2,445 from commissions earned on sales of the fund' s Class A shares and $5,397 from contingent deferred sales charges on redemptions of the fund's Class B.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $17,797 and $3,493, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $67,465, $8,898 and $1,164, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $10,256 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $2,236,360 and $6,003,708, respectively.

At October 31, 2002, accumulated net unrealized appreciation on investments was $2,425,771, consisting of 2,765,223 gross unrealized appreciation and $339,452 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund



                For More Information



                        Dreyfus Premier State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  061SA1002



================================================================================



Dreyfus Premier
State Municipal
Bond Fund,
Virginia Series



SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                Virginia Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 3.89% for Class A shares, 3.63% for Class B shares and 3.57% for Class C shares.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's
benchmark,   achieved   a  total  return  of  4.73%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Virginia Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.79%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to a favorable market environment for municipal bonds, characterized by low interest rates, few inflationary pressures and robust investor demand. While the fund achieved lower returns than its benchmark, this can primarily be attributed to the absence of fees and expenses in the Index, and the fact that the Index is not state-specific.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the municipal bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changing interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

     Signs of economic recovery began to appear in early 2002, and the national and Virginia economies gained some momentum just before the reporting period began. The Federal Reserve Board (the "Fed") responded by curtailing the aggressive interest-rate reduction campaign that had driven short-term interest rates to their lowest level in 40 years, shifting from an accommodative bias to a neutral one. However, the recovery proved to be more sluggish than most investors expected. Economic growth was held back by anemic corporate spending, a declining stock market and the effects of the accounting-related scandals involving some major U.S. corporations.

Although many investors expected the Fed to begin raising short-term interest rates soon after the economic rebound began, the recovery's unexpectedly lackluster pace caused the Fed to leave interest rates unchanged throughout the reporting period. However, just after the end of the reporting period, the Fed reduced short-term interest rates another 0.50 percentage points.

Because of these shifting interest-rate expectations, municipal bond prices began the reporting period at relatively attractive price levels. During the summer of 2002, when investors' expectations of the timing of eventual interest-rate hikes were pushed back substantially, municipal bond prices rallied. Although the market gave up some of its previous gains in September and October, the fund's fully invested position and relatively long average duration enabled it to capture substantial levels of capital appreciation. In addition, the relatively high yields of the fund's more seasoned positions contributed positively to its total return.

While the weak economy has caused some deterioration of Virginia's fiscal condition, the major credit rating agencies have maintained the state's triple-A rating, the highest available. Nonetheless, we have recently and gradually begun to reduce the fund' s holdings of lower-rated corporate-backed municipal obligations, while at the same time intensifying our focus on high-quality, highly liquid municipal bonds. We found such characteristics primarily among the types of bonds that comprise the Index.

What is the fund's current strategy?

We have continued to maintain a relatively defensive investment posture, emphasizing high-quality, long-term bonds. We have also recently begun to reduce the fund' s average duration by increasing the fund's cash position, a strategy designed to manage potential volatility and keep resources available for new investment opportunities as they arise. In our view, these strategies are prudent in light of economic data that suggest Virginia may continue to be affected along with other states by the weak U.S. economy.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund


STATEMENT OF INVESTMENTS




October 31, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--101.5%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--78.9%

Alexandria 5.50%, 6/15/2017                                                                   2,625,000                2,847,626

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue
  (Buckingham Village Apartments)

   6.125%, 7/1/2021                                                                           3,000,000                3,092,580

Amelia County Industrial Development Authority,
   SWDR (Waste Management Project)
   4.90%, 4/1/2027                                                                            2,500,000                2,550,125

Beford County Industrial Development Authority,

  IDR (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           1,200,000                  817,176

Chesapeake, Public Improvement 5.50%, 12/1/2017                                               1,750,000                1,915,428

Chesapeake Bay Bridge and Tunnel Commission District,
   Revenue, General Resolution
   5.50%, 7/1/2025 (Insured; MBIA)                                                            3,500,000                3,833,410

Chesapeake Toll Road, Expressway Revenue
   5.625%, 7/15/2019                                                                          1,250,000                1,288,913

Dulles Town Center Community Development Authority,

  Special Assessment Tax
  (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                3,018,060

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020 (Prerefunded 7/15/2003)                                                  2,665,000  (a)           2,810,509

Fairfax County Redevelopment and Housing Authority,
   MFHR (Paul Spring Retirement Center)
   6%, 12/15/2028 (Insured; FHA)                                                                600,000                  633,012

Fairfax County Water Authority, Water Revenue:

   5.50%, 4/1/2018                                                                            1,655,000                1,792,530

   5.50%, 4/1/2019                                                                            1,830,000                1,982,073

Hampton Redevelopment and Housing Authority,
   First Mortgage Revenue
   (Olde Hampton Hotel Associates Project)
   6.50%, 7/1/2016                                                                            1,500,000                1,439,220

Industrial Development Authority of
   the City of Fredericksburg, Revenue
   (MediCorp Health System Obligated Group)
   5.125%, 6/15/2033                                                                          2,000,000                1,942,720

Industrial Development Authority of the
   County of Henrico, SWDR (Browning-Ferris
   Industries of South Atlantic, Inc. Project)

   5.45%, 1/1/2014                                                                            3,500,000                3,013,325


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Industrial Development Authority of the County of
  Prince William, Revenue: Hospital Facility
    (Potomac Hospital Corp. of Prince William)

      6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                                1,000,000  (a)           1,155,440

   (Potomac Place) 6.25%, 12/20/2027                                                            700,000                  742,616

   Residential Care Facility, First Mortgage
      (Westminster Lake Ridge) 6.625%, 1/1/2026                                               1,000,000                1,025,250

Industrial Development Authority of the Town of
   West Point, SWDR (Chesapeake Corp. Project)
   6.375%, 3/1/2019                                                                             500,000                  415,465

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue
  (Union Camp Corp. Project)

   6.10%, 5/1/2027                                                                            2,850,000                2,867,442

Newport News, General Improvement and Water
   5.25%, 7/1/2016                                                                            4,710,000                5,232,998

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,348,840

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                3,427,236

Richmond Public Utility, Revenue

   5%, 1/15/2027 (Insured; FSA)                                                               1,250,000                1,256,775

Roanoke Industrial Development Authority,

   HR (Carilion Health System)
   5.50%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,628,975

University of Virginia, University Revenue
   5.75%, 5/1/2021                                                                            1,200,000                1,298,076

Virginia Beach, Water and Sewer Revenue
   4.75%, 10/1/2026                                                                           4,935,000  (b)           4,834,622

Virginia Housing Development Authority:

  Commonwealth Mortgage:

      5.80%, 1/1/2018                                                                         2,000,000                2,127,000

      5.50%, 1/1/2022                                                                         1,080,000                1,106,881

   Multi-Family Housing 5.95%, 5/1/2016                                                       2,000,000                2,109,140

Virginia Public Building Authority, Public Facilities Revenue

   5.75%, 8/1/2018                                                                            2,500,000                2,734,000

Virginia Resource Authority, Revenue:

   Clean Water (State Revolving Fund)
      5.375%, 10/1/2022                                                                       3,035,000                3,170,027

   Water and Sewer System (Tuckahoe Creek Service)

      Zero Coupon, 11/1/2025                                                                  4,785,000                1,449,664

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--22.6%

The Children's Trust Fund of Puerto Rico,
  Tobacco Settlement Revenue, Asset Backed Bonds

   6%, 7/1/2026 (Prerefunded 7/1/2010)                                                        3,000,000  (a)           3,514,650

Commonwealth of Puerto Rico:

   8.97%, 7/1/2012                                                                            2,950,000  (c,d)         3,865,857

   (Public Improvement):

      5.50% 7/1/2012 (Insured; MBIA)                                                             50,000                   57,762

      5.25%, 7/1/2015 (Insured; MBIA)                                                         3,000,000                3,384,000

      6%, 7/1/2026 (Prerefunded 7/1/2007)                                                     1,500,000  (a)           1,745,895

Puerto Rico Highway and Transportation Authority,
   Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   23,054

      9.10%, 7/1/2015                                                                         3,990,000  (c,d)         5,208,706

Virgin Islands Public Finance Authority, Revenue

   Gross Receipts Taxes Loan Note
   6.50%, 10/1/2024                                                                           3,000,000                3,329,010
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $89,535,812)                                                              101.5%              95,036,088

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.5%)             (1,385,073)

NET ASSETS                                                                                        100.0%              93,651,015


Summary of Abbreviations

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

HR                        Hospital Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              43.3

AA                               Aa                              AA                                               24.0

A                                A                               A                                                 8.3

BBB                              Baa                             BBB                                              10.6

BB                               Ba                              BB                                                4.5

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      9.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT  OCTOBER
     31,2002, THESE SECURITIES AMOUNTED TO $9,074,563 OR 9.7% OF NET ASSETS.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  89,535,812  95,036,088

Receivable for investment securities sold                             2,456,499

Interest receivable                                                   1,390,800

Receivable for shares of Beneficial Interest subscribed                 171,527

Prepaid expenses                                                         10,272

                                                                     99,065,186
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,860

Cash overdraft due to Custodian                                         517,448

Payable for investment securities purchased                           4,808,959

Payable for shares of Beneficial Interest redeemed                        2,000

Accrued expenses                                                         12,904

                                                                      5,414,171
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,651,015
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      91,310,904

Accumulated undistributed investment income--net                            343

Accumulated net realized gain (loss) on investments                  (3,160,508)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      5,500,276
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,651,015

NET ASSET VALUE PER SHARE


                                                                              Class A     Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             73,874,993  15,997,180     3,778,842

Shares Outstanding                                                          4,361,638     944,711       223,269
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   16.94       16.93         16.93

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,561,005

EXPENSES:

Management fee--Note 3(a)                                              257,528

Shareholder servicing costs--Note 3(c)                                 146,457

Distribution fees--Note 3(b)                                            54,246

Registration fees                                                       10,495

Prospectus and shareholders' reports                                     9,051

Custodian fees                                                           7,807

Professional fees                                                        4,975

Trustees' fees and expenses--Note 3(d)                                   1,301

Loan commitment fees--Note 2                                               371

Miscellaneous                                                            5,520

TOTAL EXPENSES                                                         497,751

INVESTMENT INCOME--NET                                               2,063,254
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (928,325)

Net unrealized appreciation (depreciation) on investments            2,380,255

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,451,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,515,184

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,063,254             4,213,216

Net realized gain (loss) on investments          (928,325)               83,298

Net unrealized appreciation (depreciation)
   on investments                               2,380,255               770,268

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,515,184             5,066,782
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,667,740)           (3,327,409)

Class B shares                                   (326,958)             (769,547)

Class C shares                                    (68,213)             (116,260)

TOTAL DIVIDENDS                                (2,062,911)           (4,213,216)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,198,805             7,740,601

Class B shares                                  1,235,767             3,266,687

Class C shares                                    743,509             1,068,554

Dividends reinvested:

Class A shares                                    829,527             1,642,386

Class B shares                                    173,375               400,931

Class C shares                                     32,065                46,973

Cost of shares redeemed:

Class A shares                                 (3,553,673)           (5,880,680)

Class B shares                                 (1,922,857)           (6,672,683)

Class C shares                                   (338,039)             (212,213)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               398,479             1,400,556

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,850,752             2,254,122
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            91,800,263            89,546,141

END OF PERIOD                                  93,651,015            91,800,263

Undistributed investment income--net                  343                    --


                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       189,567               458,858

Shares issued for dividends reinvested             48,930                97,859

Shares redeemed                                  (209,388)             (350,436)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      29,109               206,281
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        72,256               194,782

Shares issued for dividends reinvested             10,230                23,886

Shares redeemed                                  (113,394)             (395,896)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (30,908)             (177,228)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        44,034                63,674

Shares issued for dividends reinvested              1,890                 2,802

Shares redeemed                                   (19,853)              (12,733)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,071                53,743

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 29,849 CLASS B SHARES REPRESENTING $504,440 WERE AUTOMATICALLY CONVERTED TO 29,845 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 231,374 CLASS B SHARES REPRESENTING $3,924,097 WERE AUTOMATICALLY CONVERTED TO 231,349 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 2002                                Year Ended April 30,
                                                                -------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002(a)         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.68         16.51           15.84         17.31          17.37     16.61

Investment Operations:

Investment income--net                                 .39(b)        .79(b)          .81           .83            .85       .88

Net realized and unrealized
   gain (loss) on investments                          .26           .17             .67         (1.47)           .17       .76

Total from Investment Operations                       .65           .96            1.48          (.64)          1.02      1.64

Distributions:

Dividends from investment
   income--net                                        (.39)         (.79)           (.81)         (.83)          (.85)     (.88)

Dividends from net realized
   gain on investments                                  --            --              --          (.00)(c)       (.23)     (.00)(c)

Total Distributions                                   (.39)         (.79)           (.81)         (.83)         (1.08)     (.88)

Net asset value, end of period                       16.94         16.68           16.51         15.84          17.31     17.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                  3.89(e)       5.86            9.54         (3.65)          5.98     10.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .95(f)        .94             .93           .97            .92       .75

Ratio of net investment income
   to average net assets                              4.52(f)       4.68            4.99          5.12           4.83      5.10

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --              --            --             --       .14

Portfolio Turnover Rate                              19.46(e)      18.46           31.73         31.63          30.19     21.25
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      73,875        72,249          68,144        67,043         71,612    65,086

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 2002                                Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.67         16.51          15.83         17.31          17.37       16.60

Investment Operations:

Investment income--net                                 .34(b)        .70(b)         .73           .75            .76         .79

Net realized and unrealized
   gain (loss) on investments                          .26           .16            .68         (1.48)           .17         .77

Total from Investment Operations                       .60           .86           1.41          (.73)           .93        1.56

Distributions:

Dividends from investment
   income--net                                        (.34)         (.70)          (.73)         (.75)          (.76)       (.79)

Dividends from net realized
   gain on investments                                  --            --             --          (.00)(c)       (.23)       (.00)(c)

Total Distributions                                   (.34)         (.70)          (.73)         (.75)          (.99)       (.79)

Net asset value, end of period                       16.93         16.67          16.51         15.83          17.31       17.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                  3.63(e)       5.26           9.05         (4.21)          5.44        9.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.45(f)       1.45           1.44          1.48           1.43        1.26

Ratio of net investment income
   to average net assets                              4.02(f)       4.17           4.48          4.59           4.32        4.58

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --             --            --             --         .14

Portfolio Turnover Rate                              19.46(e)      18.46          31.73         31.63          30.19       21.25
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      15,997        16,265         19,035        21,081         34,912      40,100

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30, 2002.  PER SHARE DATA AND RATIOS/  SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 2002                               Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.66         16.50          15.83         17.30          17.36       16.60

Investment Operations:

Investment income--net                                 .32(b)        .66(b)         .69           .71            .72         .75

Net realized and unrealized
   gain (loss) on investments                          .27           .16            .67         (1.47)           .17         .76

Total from Investment Operations                       .59           .82           1.36          (.76)           .89        1.51

Distributions:

Dividends from investment
   income--net                                        (.32)         (.66)          (.69)         (.71)          (.72)       (.75)

Dividends from net realized
   gain on investments                                  --            --             --          (.00)(c)       (.23)       (.00)(c)

Total Distributions                                   (.32)         (.66)          (.69)         (.71)          (.95)       (.75)

Net asset value, end of period                       16.93         16.66          16.50         15.83          17.30       17.36
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                  3.57(e)       5.01           8.75         (4.37)          5.19        9.22
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.69(f)       1.68           1.67          1.70           1.66        1.54

Ratio of net investment income

   to average net assets                              3.77(f)       3.92           4.27          4.37           4.06        4.24

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --             --            --             --         .11

Portfolio Turnover Rate                              19.46(e)      18.46          31.73         31.63          30.19       21.25
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,779         3,286          2,367         3,048          3,188       1,996

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30, 2002.  PER SHARE DATA AND RATIOS/  SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)   EXCLUSIVE OF SALES CHARGE.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering eleven series including the Virginia Series (the "fund"). The fund's investment objective is to maximize current income exempt from federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumption. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,922 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,215,933 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $422,657 of the carryover expires in fiscal 2008, $1,642,274 expires in fiscal 2009 and $151,002 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: tax exempt income $4,213,216. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During period ended October 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $9,471 from commissions earned on sales of the fund's Class A shares and $25,032 and $648 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $40,669 and $13,577, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B and Class C shares were charged $92,198, $20,334 and $4,526, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $19,463 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $22,625,167 and $17,798,155, respectively.

At  October 31, 2002, accumulated net unrealized appreciation on investments was
$5,500,276,   consisting   of   $6,605,365  gross  unrealized  appreciation  and
$1,105,089 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund


          For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Virginia Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  066SA1002